                                                                     Exhibit 4.1


       __________________________________________________________________



                           APEX SILVER MINES LIMITED

                                      and

                              __________________
                                  as Trustee


                             _____________________

                                   INDENTURE

                             Dated as of _________

                             _____________________



                         Providing for the Issuance of
                           Debt Securities in Series



       __________________________________________________________________

                           APEX SILVER MINES LIMITED



          RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939

                          AND INDENTURE PROVISIONS*

                  TRUST INDENTURE ACT SECTION              INDENTURE SECTION
                  ---------------------------              ------------------
         Section 310         (a)(1).......................   7.9
                             (a)(2).......................   7.9
                             (a)(3)                          Not Applicable
                             (a)(4).......................   Not Applicable
                             (b)..........................   7.8
                                                             7.10

         Section 311         (a)..........................   7.13(a)
                                                             7.13(c)
                             (b)..........................   7.13(b)
                             (b)(2).......................   8.3(a)(2)
                                                             8.3(b)

         Section 312         (a)..........................   8.1
                                                             8.2(a)
                             (b)..........................   8.2(b)
                             (c)..........................   8.2(c)

         Section 313         (a)..........................   8.3(a)
                             (b)..........................   8.3(b)
                             (c)..........................   8.3(d)
                             (d)..........................   8.3(c)

         Section 314         (a)..........................   8.4
                             (b)..........................   Not Applicable
                             (c)(1).......................   1.2
                             (c)(2).......................   1.2
                             (c)(3).......................   Not Applicable
                             (d)..........................   Not Applicable
                             (e)..........................   1.2

_________________________

*This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                  TRUST INDENTURE ACT SECTION              INDENTURE SECTION
                  ---------------------------              ------------------
         Section 315         (a)..........................   7.1(a)
                             (b)..........................   7.2
                                                             8.3(a)(6)
                             (c)..........................   7.1(b)
                             (d)..........................   7.1(c)
                             (d)(1).......................   7.1(a)
                             (d)(2).......................   7.1(c)(2)
                             (d)(3).......................   7.1(c)(3)
                             (e)..........................   6.14

         Section 316         (a)..........................   1.1
                             (a)(1)(A)....................   6.2
                                                             6.12
                             (a)(1)(B)....................   6.13
                             (a)(2).......................   Not Applicable
                             (b)..........................   6.8

         Section 317         (a)(1).......................   6.3
                             (a)(2).......................   6.4
                             (b)..........................   11.3

         Section 318         (a)..........................   1.7

                               TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION........................................       1
        SECTION 1.1  DEFINITIONS...........................................................................       1
        SECTION 1.2  COMPLIANCE CERTIFICATES AND OPINIONS..................................................      10
        SECTION 1.3  FORM OF DOCUMENTS DELIVERED TO TRUSTEE................................................      11
        SECTION 1.4  ACTS OF HOLDERS.......................................................................      11
        SECTION 1.5  NOTICES, ETC., TO TRUSTEE AND COMPANY.................................................      14
        SECTION 1.6  NOTICE TO HOLDERS; WAIVER.............................................................      14
        SECTION 1.7  CONFLICT WITH TRUST INDENTURE ACT.....................................................      15
        SECTION 1.8  EFFECT OF HEADINGS AND TABLE OF CONTENTS..............................................      15
        SECTION 1.9  SUCCESSORS AND ASSIGNS................................................................      15
        SECTION 1.10 SEPARABILITY CLAUSE...................................................................      16
        SECTION 1.11 BENEFITS OF INDENTURE.................................................................      16
        SECTION 1.12 NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND SHAREHOLDERS..............      16
        SECTION 1.13 GOVERNING LAW.........................................................................      16
        SECTION 1.14 LEGAL HOLIDAYS........................................................................      16
        SECTION 1.15 MONEYS OF DIFFERENT CURRENCIES TO BE SEGREGATED.......................................      16
        SECTION 1.16 PAYMENT TO BE IN PROPER CURRENCY......................................................      17
        SECTION 1.17 LANGUAGE OF NOTICES, ETC..............................................................      17
        SECTION 1.18 CHANGES IN EXHIBITS...................................................................      17
        SECTION 1.19 COUNTERPART ORIGINALS.................................................................      17

ARTICLE TWO ISSUANCE OF SECURITIES.........................................................................      18

        SECTION 2.1  CREATION OF SECURITIES IN AMOUNT UNLIMITED............................................      18
        SECTION 2.2  DOCUMENTS REQUIRED FOR ISSUANCE OF EACH SERIES OF SECURITIES OTHER THAN MEDIUM-TERM
                      DEBT SECURITIES......................................................................      18

ARTICLE THREE ISSUANCE OF MEDIUM-TERM DEBT SECURITIES......................................................      22

        SECTION 3.1  DOCUMENTS REQUIRED FOR ISSUANCE OF EACH SERIES OF MEDIUM-TERM DEBT SECURITIES.........      22
        SECTION 3.2  FORM OF MEDIUM-TERM DEBT SECURITIES...................................................      27

ARTICLE FOUR THE SECURITIES................................................................................      27

        SECTION 4.1  FORM AND DENOMINATION.................................................................      27
        SECTION 4.2  EXECUTION, DELIVERY, DATING AND AUTHENTICATION........................................      27
        SECTION 4.3  TEMPORARY SECURITIES..................................................................      30
        SECTION 4.4  REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE...................................      32
        SECTION 4.5  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES......................................      35

        SECTION 4.6  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED........................................      36
        SECTION 4.7  PERSONS DEEMED OWNERS.................................................................      37
        SECTION 4.8  CANCELLATION..........................................................................      37
        SECTION 4.9  COMPUTATION OF INTEREST...............................................................      38
        SECTION 4.10 CURRENCY AND MANNER OF PAYMENT IN RESPECT OF SECURITIES...............................      38
        SECTION 4.11 SECURITIES IN GLOBAL FORM.............................................................      43
        SECTION 4.12 CUSIP, ISIN AND COMMON CODE NUMBERS...................................................      45

ARTICLE FIVE SATISFACTION AND DISCHARGE....................................................................      46

        SECTION 5.1  SATISFACTION AND DISCHARGE OF INDENTURE IN RESPECT OF ANY SERIES OF SECURITIES........      46
        SECTION 5.2  APPLICATION OF TRUST MONEY............................................................      47
        SECTION 5.3  SATISFACTION, DISCHARGE AND DEFEASANCE OF SECURITIES OF ANY SERIES....................      47
        SECTION 5.4  REINSTATEMENT.........................................................................      50
        SECTION 5.5  DEFINITIONS...........................................................................      50

ARTICLE SIX REMEDIES.......................................................................................      51

        SECTION 6.1  EVENTS OF DEFAULT.....................................................................      51
        SECTION 6.2  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT....................................      52
        SECTION 6.3  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.......................      53
        SECTION 6.4  TRUSTEE MAY FILE PROOFS OF CLAIM......................................................      54
        SECTION 6.5  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES...........................      55
        SECTION 6.6  APPLICATION OF MONEY COLLECTED........................................................      55
        SECTION 6.7  LIMITATION ON SUITS...................................................................      56
        SECTION 6.8  UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.............      57
        SECTION 6.9  RESTORATION OF RIGHTS AND REMEDIES....................................................      57
        SECTION 6.10 RIGHTS AND REMEDIES CUMULATIVE........................................................      57
        SECTION 6.11 DELAY OR OMISSION NOT WAIVER..........................................................      57
        SECTION 6.12 CONTROL BY HOLDERS....................................................................      57
        SECTION 6.13 WAIVER OF PAST DEFAULTS...............................................................      58
        SECTION 6.14 UNDERTAKING FOR COSTS.................................................................      58
        SECTION 6.15 WAIVER OF USURY, STAY OR EXTENSION LAWS...............................................      59

ARTICLE SEVEN THE TRUSTEE..................................................................................      59

        SECTION 7.1  CERTAIN DUTIES AND RESPONSIBILITIES...................................................      59
        SECTION 7.2  NOTICE OF DEFAULTS....................................................................      60
        SECTION 7.3  CERTAIN RIGHTS OF TRUSTEE.............................................................      60
        SECTION 7.4  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES................................      62
        SECTION 7.5  MAY HOLD SECURITIES...................................................................      62

        SECTION 7.6  MONEY HELD IN TRUST...................................................................      62
        SECTION 7.7  COMPENSATION AND REIMBURSEMENT........................................................      62
        SECTION 7.8  DISQUALIFICATION; CONFLICTING INTERESTS...............................................      63
        SECTION 7.9  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY...............................................      63
        SECTION 7.10 RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.....................................      64
        SECTION 7.11 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR................................................      66
        SECTION 7.12 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS...........................      67
        SECTION 7.13 PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.....................................      67
        SECTION 7.14 JUDGMENT CURRENCY.....................................................................      67
        SECTION 7.15 APPOINTMENT OF AUTHENTICATING AGENT...................................................      68

ARTICLE EIGHT HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY............................................      70

        SECTION 8.1  COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.............................      70
        SECTION 8.2  PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS................................      70
        SECTION 8.3  REPORTS BY TRUSTEE....................................................................      71
        SECTION 8.4  REPORTS BY COMPANY....................................................................      71

ARTICLE NINE CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER.................................................      72

        SECTION 9.1  COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS..................................      72
        SECTION 9.2  SUCCESSOR PERSON SUBSTITUTED..........................................................      72

ARTICLE TEN SUPPLEMENTAL INDENTURES........................................................................      73

        SECTION 10.1  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS...................................      73
        SECTION 10.2  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS......................................      74
        SECTION 10.3  EXECUTION OF SUPPLEMENTAL INDENTURES.................................................      76
        SECTION 10.4  EFFECT OF SUPPLEMENTAL INDENTURES....................................................      76
        SECTION 10.5  CONFORMITY WITH TRUST INDENTURE ACT..................................................      76
        SECTION 10.6  REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES...................................      77

ARTICLE ELEVEN COVENANTS...................................................................................      77

        SECTION 11.1  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST...........................................      77
        SECTION 11.2  MAINTENANCE OF OFFICE OR AGENCY......................................................      77
        SECTION 11.3  MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST....................................      78
        SECTION 11.4  STATEMENT BY OFFICERS AS TO DEFAULT..................................................      80
        SECTION 11.5  ADDITIONAL AMOUNTS...................................................................      80

ARTICLE TWELVE REDEMPTION OF SECURITIES....................................................................      81

        SECTION 12.1 APPLICABILITY OF ARTICLE..............................................................      81
        SECTION 12.2 ELECTION TO REDEEM; NOTICE TO TRUSTEE.................................................      81
        SECTION 12.3 SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.....................................      82
        SECTION 12.4 NOTICE OF REDEMPTION..................................................................      82
        SECTION 12.5 DEPOSIT OF REDEMPTION PRICE...........................................................      83
        SECTION 12.6 SECURITIES PAYABLE ON REDEMPTION DATE.................................................      83
        SECTION 12.7 SECURITIES REDEEMED IN PART...........................................................      84

ARTICLE THIRTEEN SINKING FUNDS.............................................................................      84

        SECTION 13.1 APPLICABILITY OF ARTICLE..............................................................      84
        SECTION 13.2 SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.................................      85
        SECTION 13.3 REDEMPTION OF SECURITIES FOR SINKING FUND.............................................      85

ARTICLE FOURTEEN MEETINGS OF HOLDERS OF SECURITIES.........................................................      85

        SECTION 14.1 PURPOSES FOR WHICH MEETINGS MAY BE CALLED.............................................      85
        SECTION 14.2 CALL, NOTICE AND PLACE OF MEETINGS....................................................      85
        SECTION 14.3 PERSONS ENTITLED TO VOTE AT MEETINGS..................................................      86
        SECTION 14.4 QUORUM; ACTION........................................................................      86
        SECTION 14.5 DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS...................      87
        SECTION 14.6 COUNTING VOTES AND RECORDING ACTION OF MEETINGS.......................................      88

EXHIBIT A      [Reserved]

EXHIBIT B.1    Form of Certificate to be given by Person entitled to receive
               Bearer Security

EXHIBIT B.2    Form of Certificate to be given by Euroclear and CEDEL in
               connection with the Exchange of a portion of Temporary Global
               Security.

EXHIBIT B.3    Form of Certificate to be given by Euroclear and CEDEL to obtain
               Interest prior to an Exchange Date

EXHIBIT B.4    Form of Certificate to be given by Beneficial Owners to obtain
               Interest prior to an Exchange Date

EXHIBIT B.5    Form of Confirmation to be Sent to Purchasers of Bearer
               Securities

                    INDENTURE dated as of ______________, ____,
          between APEX SILVER MINES LIMITED, a corporation duly organized and existing under the laws of the Cayman Islands (herein called the "Company"), having its registered office at Caledonian House, Jennett Street, Georgetown, Grand Cayman, Cayman Islands, British West Indies, and ___________________, as Trustee (herein called the "Trustee"), the office of the Trustee at which at the date hereof its corporate trust business is principally administered being __________________.

                            RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

          SECTION 1.1 DEFINITIONS

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation;

          (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

          (e) the principal amount of any non-interest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with generally accepted accounting principles.

     Certain terms, used principally within an Article of this Indenture, may be defined in that Article.

     "Act," when used with respect to any Holder, has the meaning specified in
Section 1.4.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 7.15 to act on behalf of the Trustee to authenticate Securities of one or more series.

     "Authorized Newspaper" means a newspaper of general circulation in the place of publication, printed in the official language of the country of publication and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays. Whenever successive weekly publications in an Authorized Newspaper are authorized or required hereunder, they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

     "Bearer Security" means any Security which is not registered in the Security Register as to both principal and interest (including without limitation any Security in temporary or definitive global bearer form).

     "Board of Directors" means either the board of directors of the Company, any executive officer of the Company duly authorized to act in the name of or on behalf of such board of directors or any committee consisting of two or more persons, who need not be directors, duly authorized to act in the name of or on behalf of such board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

     "Business Day," when used with respect to any Place of Payment or place of publication, means each day on which commercial banks and foreign exchange markets settle payments in the Place of Payment or place of publication, or as specified for a series of Securities pursuant to Section 2.2 or Section 3.1, as the case may be. Unless otherwise specified pursuant to Section

2.2 or Section 3.1, as the case may be, when used with respect to Securities bearing interest at a rate or rates determined by reference to London interbank offered rates for deposits in U.S. Dollars, "Business Day" shall exclude any day on which commercial banks and foreign exchange markets do not settle payments in London.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Request," "Request of the Company," "Company Order" or "Order of the Company" means a written request or order signed in the name of the Company by its Chairman of the Board, its Chief Executive Officer, its Chief Operating Officer, President, a Vice President or any person acting in a similar capacity, and by its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Chief Financial Officer, its Chief Accounting Officer, Secretary, an Assistant Secretary or any person acting in a similar capacity, and delivered to the Trustee.

     "Component Currency" has the meaning specified in Section 4.10(i).

     "Conversion Date" has the meaning specified in Section 4.10(e).

     "Conversion Rate" has the meaning specified in Section 7.14.

     "Corporate Trust Office" means the principal office of the Trustee in _______________, at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is ________________, except that with respect to the presentation of Securities (or Coupons, if any, representing an installment of interest) for payment or for registration of transfer and exchange, such term shall mean the office or the agency of the Trustee in said city at which at any particular time its corporate agency business shall be conducted.

     "Corporation" includes corporations, associations, companies, limited liability companies, partnerships and business trusts.

     "Coupon" or "coupon" means any interest coupon appertaining to a Bearer Security.

     "Defaulted Interest" has the meaning specified in Section 4.6.

     "Depositary" means, unless otherwise specified by the Company pursuant to either Section 2.2 or 3.1, with respect to Securities of any series issuable or issued as a Global Security, _________________ or any successor thereto registered as a clearing agency under the Exchange Act or other applicable statute or regulation.

     "Discharged" has the meaning specified in Section 5.5.

     "Dollar," "U.S. Dollar" or "$" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     "Dollar Equivalent of the Currency Unit" has the meaning specified in
Section 4.10(h).

     "Dollar Equivalent of the Foreign Currency" has the meaning specified in
Section 4.10(g).

     "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

     "Euroclear" means the operator of the Euroclear System.

     "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

     "Event of Default" has the meaning specified in Section 6.1.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exchange Rate Agent" means the entity appointed by the Company pursuant to
Section 1.4(g). Unless otherwise specified as contemplated by Section 2.2 or
Section 3.1, as the case may be, the Luxembourg Stock Exchange shall act as Exchange Rate Agent for purposes of Section 4.10 in the case of each series of Securities listed on the Luxembourg Stock Exchange.

     "Exchange Rate Officers' Certificate" means a telecopy or tested telex or a certificate setting forth (1) the applicable Official Currency Unit Exchange Rate and (2) the Dollar or Foreign Currency or currency unit amounts of principal, premium, if any, and interest, if any, respectively (on an aggregate basis and on the basis of a Security having a principal amount of 1,000 units in the relevant currency or currency unit), payable on the basis of such Official Currency Unit Exchange Rate, sent (in the case of a telecopy or telex) or executed (in the case of a certificate) by the Chairman, Controller or any Assistant Controller or by the Treasurer or any Assistant Treasurer of the Company or any person acting in a similar capacity and delivered to the Trustee; such telecopy, tested telex or certificate need not comply with Section 1.2.

     "Foreign Currency" means any currency, including, without limitation, the ECU, issued by the government of one or more countries other than the United States of America or by a recognized confederation or association of such governments.

     "Foreign Government Securities" has the meaning specified in Section 5.5.

     "Funded Debt" means any Indebtedness maturing by its terms more than one year from the date of the issuance thereof, including any Indebtedness renewable or extendible at the option of the obligor to a date later than one year from the date of the original issuance thereof.

     "Global Security" means with respect to any series of Securities issued hereunder, a Security which is executed by the Company and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with this Indenture and an indenture supplemental hereto, if any, or Board Resolution and pursuant to a Company Request, which shall be registered in the name of the Depositary or its nominee and which shall represent, and shall be denominated in an amount equal to the aggregate principal amount of all of the Outstanding Securities of such series or any portion thereof, in either case having the same terms, including, without limitation, the same original issue date, date or dates on which principal is due, and interest rate or method of determining interest.

     "Holder" or "holder" means, with respect to a Registered Security, the Person in whose name at the time a particular Registered Security is registered in the Security Register and, with respect to a Bearer Security and/or a Coupon, the bearer thereof.

     "Indebtedness" of any Person means all indebtedness representing money borrowed which is created, assumed, incurred or guaranteed in any manner by such Person or for which such Person is otherwise responsible or liable (whether by agreement to purchase indebtedness of, or to supply funds to or invest in, others).

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 2.2 and Section 3.1, as the case may be.

     "Interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

     "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     "Issue Date" means, with respect to any Securities of a series, the date on which such Securities are authenticated and delivered pursuant to this Indenture.

     "Market Exchange Rate" has the meaning specified in Section 4.10(i).

     "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Medium-Term Debt Securities" has the meaning specified in Section 3.1.

     "Medium-Term Debt Securities Certificate" shall mean a certificate signed by the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the President, any Vice President or any person acting in a similar capacity, the Chief Financial Officer, the Chief Accounting Officer, the Treasurer, the Controller, any Secretary or Assistant Treasurer, Assistant Controller or Assistant Secretary of the Company, or any person acting in a similar capacity or any other employee of the Company designated by a Board Resolution as having the authority to deliver a Medium-Term Debt Securities Certificate hereunder.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the President, any Vice President or any person acting in a similar capacity, and by the Chief Financial Officer, the Chief Accounting Officer, the Treasurer, the Controller, the Secretary or any Assistant Treasurer, Assistant Controller, Assistant Secretary or any person acting in a similar capacity, of the Company, and delivered to the Trustee. Each such Officers' Certificate shall contain the statements provided in Section 1.2 if and to the extent required by the provisions of such Section.

     "Official Currency Unit Exchange Rate" means, with respect to any payment to be made hereunder, the exchange rate between the relevant currency unit and the currency or currency unit of payment calculated by the Exchange Rate Agent for the Securities of the relevant series (in the case of ECU, reported by the Commission of the European Communities and on the date hereof based on the rates in effect at 2:30 p.m., Brussels time, on the exchange markets of the Component Currencies of ECU), on the Business Day (in the city in which such Exchange Rate Agent has its principal office) immediately preceding delivery of any Exchange Rate Officers' Certificate.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for or an employee of the Company. Each Opinion of Counsel shall contain the statements provided in Section 1.2 if and to the extent required by the provisions of such Section.

     "Original Issue Discount Security" means (1) any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.2, and (2) any other security deemed an Original Issue Discount Security for United States Federal income tax purposes.

     "Outstanding" or "outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

               (1) Securities theretofore canceled by the Trustee or delivered or deemed delivered to the Trustee for cancellation;

               (2) Securities for whose payment or redemption money in the necessary amount and in the required currency or currency unit has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; PROVIDED that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

               (3) Securities which have been paid pursuant to Section 4.5 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

          PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Outstanding Securities or the number of votes entitled to be cast by each Holder of a Security in respect of such Security at any such meeting, (1) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.2, (2) the principal amount of a Security denominated in a Foreign Currency or currency unit shall be the Dollar equivalent obtained by converting the specified Foreign Currency or currency unit into Dollars at the Market Exchange Rate on the date of such determination (or, in the case of a Security denominated in a currency unit for which there is no Market Exchange Rate, the Dollar equivalent obtained by adding together the results obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate for each such Component Currency on the date of such determination) of the principal amount (or, in the case of an Original Issue Discount Security, of the amount determined as provided in (1) above) of such Security, and (3) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     "Paying Agent" means the Trustee or any other Person authorized by the Company to pay the principal of (and premium, if any) or interest, if any, on any Securities on behalf of the Company.

     "Person" or "person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof, or other similar entity.

     "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest, if any, on the Securities of that series are payable as specified in accordance with Section 2.2 or Section 3.1, as the case may be.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 4.5 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price," when used with respect to any Security to be redeemed, means the price, in the currency or currency unit in which such Security is payable, at which it is to be redeemed pursuant to this Indenture.

     "Registered Security" means any Security registered in the Security Register (including without limitation any Security in temporary or definitive global registered form).

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of any series means the date specified for that purpose as contemplated by Section 2.2 or Section 3.1, as the case may be, which date shall be, unless otherwise specified pursuant to Section 2.2 or Section 3.1, as the case may be, the fifteenth day preceding such Interest Payment Date, whether or not such day shall be a Business Day.

     "Required Currency" has the meaning specified in Section 1.16.

     "Responsible Trust Officer," when used with respect to the Trustee, means the chairman or any vice chairman of the board of directors, the chairman or any vice chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities (including Medium-Term Debt Securities) authenticated and delivered under this Indenture and, in the case of any Bearer Security, shall include where appropriate any Coupons appertaining thereto.

     "Security Register" has the meaning specified in Section 4.4.

     "Security Registrar" means the Person appointed as the initial Security Registrar in Section 4.4 or any Person appointed by the Company as a successor or replacement Security Registrar.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 4.6.

     "Specified Amount" has the meaning specified in Section 4.10(i).

     "Stated Maturity," when used with respect to any Security (or Coupon, if any, representing an installment of interest) or any installment of principal thereof or interest thereon, means the date specified in such Security (or Coupon) as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     "Subsidiary" means any Corporation a majority of the Voting Shares of which are at the time owned or controlled, directly or indirectly, by the Company or by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and as in force on the date as of which this instrument is executed, except as provided in Section 10.5.

     "United States" means the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     "U.S. Government Obligations" has the meaning specified in Section 5.5.

     "Valuation Date" has the meaning specified in Section 4.10(e).

     "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president," including, without limitation, any assistant vice president.

     "Voting Shares" means, with respect to any Corporation, securities of any class or classes of capital stock in such Corporation entitling the holders thereof (whether at all times or at the times that such class of capital stock has voting power by reason of the happening of any contingency) to vote in the election of members or the board of directors of comparable body of such Corporation.

     "Yield to Maturity" means the yield to maturity, calculated at the time of issuance of a series of Securities or, if applicable, at the most recent redetermination of interest on such series and calculated in accordance with accepted financial practice.

          SECTION 1.2 COMPLIANCE CERTIFICATES AND OPINIONS

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers'

Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Unless expressly otherwise specified with respect to any certificate or opinion provided for in this Indenture, every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than annual certificates provided pursuant to Section 11.4) shall include:

               (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (4) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with.

          SECTION 1.3  FORM OF DOCUMENTS DELIVERED TO TRUSTEE

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          SECTION 1.4 ACTS OF HOLDERS

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities of any series may be embodied in and evidenced by (1) one or more instruments of substantially similar tenor signed by such Holders in person or by proxies or agents duly appointed in writing, (2) the record of such Holders voting in favor thereof, either in person or by proxies or agents duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fourteen, or
(3) a combination of any such record and one or more instruments of substantially similar tenor signed by such Holders in person or by proxies or agents duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such record and/or instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such record or instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such proxy or agents shall be sufficient for any purpose of this Indenture and (subject to Section 7.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in
Section 14.6.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

          (c) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed by any trust company, bank, banker or other depository, wherever situated, showing that at the date therein mentioned such Person had on deposit with such depository, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, (2) such Bearer Security is produced to the Trustee by some other Person, (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding.

          (d) The fact and date of execution of any such instrument or writing pursuant to Subsection (c) above, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Clause.

          (e) The principal amount and serial numbers of Registered Securities held by any Person and the date of holding the same shall be proved by the Security Register.

          (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of a Holder shall bind every future Holder of the same Security and/or Coupon and the Holder of every Security and/or Coupon issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security and/or Coupon.

          (g) Whenever any Act is to be taken hereunder by the Holders of two or more series of Securities denominated in different currencies (or currency units), then, for the purpose of determining the principal amount of Securities held by such Holders, the aggregate principal amount of the Securities denominated in a Foreign Currency (or any currency unit) shall be deemed to be that amount determined by the Company or by an authorized Exchange Rate Agent and evidenced to the Trustee by an Officers' Certificate as of the date of the taking of such Act by the Holders of the requisite percentage in principal amount of the Securities is evidenced to the Trustee to be equal to the Dollar equivalent obtained by converting the specified Foreign Currency or currency unit into Dollars at the Market Exchange Rate on such date (or, in the case of a Security denominated in a currency unit for which there is no Market Exchange Rate, the Dollar equivalent obtained by adding together the results obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate for each such Component Currency on such date) of the principal amount (or, in the case of an Original Issue Discount Security, the principal amount thereof that would be due and payable as of the declaration of acceleration of the Maturity thereof pursuant to Section 6.2) of such Security. An Exchange Rate Agent may be authorized in advance or from time to time by the Company. Any such determination by the Company or by any such Exchange Rate Agent shall be conclusive and binding on all Holders, the Company and the Trustee, and neither the Company nor any such Exchange Rate Agent shall be liable therefor in the absence of bad faith.

          (h) If the Company shall solicit from the Holders of Registered Securities any request demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; PROVIDED that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

          SECTION 1.5    NOTICES, ETC., TO TRUSTEE AND COMPANY

          Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

               (1) the Trustee by any Holder or by the Company shall be made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office and unless otherwise herein expressly provided, any such document shall be deemed to be sufficiently made, given, furnished or filed upon its receipt by a Responsible Trust Officer of the Trustee, or

               (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and delivered in person, mailed, first-class postage prepaid, or sent by overnight courier or, until such time as the Company shall have notified the Trustee in writing that it shall no longer accept delivery of notice by telecopy or given by telecopy to the Company addressed to it at the address of its registered office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company, or at its telecopy number from time to time furnished in writing to the Trustee expressly for purposes of this Indenture,
          Attention: Secretary.

          SECTION 1.6    NOTICE TO HOLDERS; WAIVER

          (a)  Where this Indenture provides for notice to Holders of any event:

               (1) if any of the Securities affected by such event are Registered Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided or unless otherwise specified in such Securities) if in writing and mailed, first-class postage prepaid, delivered in person, or sent by overnight courier, to each Holder affected by such event, at such Holder's address as it appears in the Security Register, within the time prescribed for the giving of such notice, and

               (2) if any of the Securities affected by such event are Bearer Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided or unless otherwise specified in such Securities) if (i) published once in an Authorized Newspaper in New York City and London and, if applicable, in Luxembourg or such other place of publication as may be required pursuant to the rules and regulations of any securities exchange on which such Securities are listed, and (ii) mailed, first-class postage prepaid, delivered in person or sent by overnight courier to such Persons whose names were previously filed with the Trustee, within the time prescribed for the giving of such notice.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Registered Securities in the manner specified above, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder.

          (b) In any case where notice to a Holder of Registered Securities is given in any manner specified in Subsection (a) above, such notice shall be conclusively presumed to have been duly given, whether or not such Holder receives such notice. In any case where notice to Holders of Registered Securities is given in any manner specified in Subsection (a) above, neither the failure to deliver, mail or send such notice, nor any defect in any notice so mailed or sent, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. Neither the failure to give notice by publication to Holders of Bearer Securities as provided in Subsection (a) above, nor any defect in any notice so published, shall affect the sufficiency of any notice to Holders of Registered Securities given as provided herein.

          (c) Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          SECTION 1.7    CONFLICT WITH TRUST INDENTURE ACT

          If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act through operation of Section 318(c) thereof, such imposed duties shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

          SECTION 1.8    EFFECT OF HEADINGS AND TABLE OF CONTENTS

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 1.9    SUCCESSORS AND ASSIGNS

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          SECTION 1.10   SEPARABILITY CLAUSE

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 1.11   BENEFITS OF INDENTURE

          Nothing in this Indenture or in the Securities or Coupons, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 1.12 NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND SHAREHOLDERS

          No director, officer, employee, incorporator or shareholder of the Company, as such, shall have any liability for any obligations of the Company under the Securities, this Indenture, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting Securities waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

          SECTION 1.13    GOVERNING LAW

          THIS INDENTURE AND THE SECURITIES AND COUPONS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPALS THEREOF.

          SECTION 1.14    LEGAL HOLIDAYS

          Except as otherwise specified as contemplated by Section 2.2 or
Section 3.1, as the case may be, in any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or Coupon shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of such Security or Coupon) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, as the case may be, PROVIDED that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to the next succeeding Business Day at such Place of Payment.

          SECTION 1.15    MONEYS OF DIFFERENT CURRENCIES TO BE SEGREGATED

          The Trustee shall segregate moneys, funds and accounts held by the Trustee hereunder in one currency (or currency unit) from any moneys, funds or accounts in any other currencies (or currency units), notwithstanding any provision herein which would otherwise permit the Trustee to commingle such amounts.

          SECTION 1.16    PAYMENT TO BE IN PROPER CURRENCY

          In the case of any Security denominated in any particular currency or currency unit (the "Required Currency"), subject to applicable law and except as otherwise provided herein, therein or in or pursuant to the related Board Resolution, Medium-Term Debt Securities Certificate or supplemental indenture, the obligation of the Company to make any payment of principal, premium or interest thereon shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency or currency unit other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee's timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is made in other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such other currency or currency unit for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, the Company shall be liable for any shortfall or delinquency in the full amount of the Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor. The Company hereby waives any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of the Required Currency then due and payable.

          SECTION 1.17    LANGUAGE OF NOTICES, ETC.

          Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

          SECTION 1.18    CHANGES IN EXHIBITS

          At any time and from time to time, the Company may substitute a new form, or add new forms, of the Exhibits hereto. Such substitution shall be effective upon receipt by the Trustee of such new form of Exhibit and a Board Resolution or Officers' Certificate adopting such new form of Exhibit, and thereafter all references in this Indenture to such Exhibit shall be deemed to refer to such new form of Exhibit.

          SECTION 1.19    COUNTERPART ORIGINALS

          The parties may sign any number of copies of this Indenture by the parties thereto in separate counterparts, each of which when signed shall be deemed to be an original, but all of them together represent the same agreement.

                                  ARTICLE TWO

                            ISSUANCE OF SECURITIES

          SECTION 2.1    CREATION OF SECURITIES IN AMOUNT UNLIMITED

          An unlimited aggregate principal amount of Securities may be issued pursuant to this Article Two and, in the case of Medium-Term Debt Securities, pursuant to Article Three. The Securities (including Medium-Term Debt Securities) may be authenticated and delivered, as authorized by the Board of Directors, in an unlimited number of series up to an aggregate principal amount of Securities for such series as from time to time may be authorized by the Board of Directors. All Securities of each series of this Indenture shall be equally and ratably entitled to the benefits hereof with respect to such series without preference, priority or distinction on account of the actual time of the authentication and delivery or Stated Maturity of the Securities of such series.

          SECTION 2.2 DOCUMENTS REQUIRED FOR ISSUANCE OF EACH SERIES OF SECURITIES OTHER THAN MEDIUM-TERM DEBT SECURITIES

          At any time and from time to time, Securities of each series created pursuant to the provisions of this Article Two may be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered to, or upon the order of, the Company upon receipt by the Trustee of the following:

          (a) A Board Resolution or Board Resolutions authorizing the execution, authentication and delivery of the Securities of the series, and specifying:

               (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

               (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Article Two (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 4.3, 4.4, 4.5, 10.6 or 12.7 and except for any Securities which, pursuant to
          Section 4.2, are deemed never to have been authenticated and delivered hereunder);

               (3) the date or dates on which the principal (and premium, if any) of any of the Securities of the series are payable or the method of determination thereof;

               (4) the rate or rates, or the method of determination thereof, at which any of the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Registered Securities on any Interest Payment Date;

               (5)  if an Original Issue Discount Security, the Yield to
          Maturity;

               (6) the place or places where the principal of (and premium, if any) and interest, if any, on any of the Securities and Coupons, if any, of the series shall be payable and the office or agency for the Securities of the series maintained by the Company pursuant to Section 11.2;

               (7) the period or periods within which, the price or prices at which and the terms and conditions upon which any of the Securities of the series may be redeemed, in whole or in part, at the option of the Company;

               (8) the terms of any sinking fund and the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part;

               (9) the terms of the obligation of the Company, if any, to permit the conversion of the Securities of the series into stock or other securities of the Company or of any other corporation;

               (10) the terms, if any, for the attachment to Securities of the series of warrants, options or other rights to purchase or sell stock or other securities of the Company;

               (11) if other than denominations of $1,000 and in any integral multiple thereof, if Registered Securities, and $5,000, if Bearer Securities, for Securities denominated in Dollars, the denominations in which the Securities of the series shall be issuable;

               (12) if other than the principal amount thereof, the portion of the principal amount of any of the Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 6.2;

               (13) the application, if any, of Section 5.3, or such other means of satisfaction and discharge as may be specified for the Securities and Coupons, if any, for a series;

               (14) any deletions or modifications of or additions to the Events of Default set forth in Section 6.1 or covenants of the Company set forth in Section 8.4, Article Nine or Article Eleven pertaining to the Securities of the series;

               (15) the forms of the Securities and Coupons, if any, of the series;

               (16) if other than Dollars, the currency or currencies, or currency unit or units, in which the Securities of such series will be denominated and/or in which payment of the principal of (and premium, if any) and interest, if any, on any of the Securities of the series shall be payable and the Exchange Rate A gent, if any, for such series;

               (17) if the principal of (and premium, if any) or interest, if any, on any of the Securities of the series are to be payable at the election of the Company or a Holder thereof, or under some or all other circumstances, in a currency or currencies, or currency unit or units, other than that in which the Securities are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made, or the other circumstances under which any of the Securities are to be so payable, including without limitation the application of Section 4.10(b) and any deletions to, modifications of or additions to the provisions thereof, and any provision requiring the Holder to bear currency exchange costs by deduction from such payments;

               (18) if the amount of payments of principal of (and premium, if any) or interest, if any, on any of the Securities of the series may be determined with reference to an index based on (i) a currency or currencies or currency unit or units other than that in which such Securities are stated to be payable or (ii) any method, not inconsistent with the provisions of this Indenture, specified in or pursuant to such Board Resolution, then in each case (i) and (ii) the manner in which such amounts shall be determined;

               (19) whether the Securities of the series are to be issued as Registered Securities or Bearer Securities (with or without Coupons), or any combination thereof, whether Bearer Securities may be exchanged for Registered Securities of the series and whether Registered Securities may be exchanged for Bearer Securities of the series (if permitted by applicable laws and regulations) and the circumstances under which and the place or places where any such exchanges, if permitted, may be made; and whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in definitive global form with or without Coupons and, if so, whether beneficial owners of interests in any such definitive Global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which and the place or places where any such exchanges may occur, if other than in the manner provided in Section 4.4;

               (20) whether and under what circumstances and with what procedures and documentation the Company will pay additional amounts on any of the Securities and Coupons, if any, of the series to any Holder who is not a U.S. Person (including definition of such term), in respect of any tax assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay additional amounts (and the terms of any such option);

               (21) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the Coupons appertaining thereto as they severally mature and the extent to which, or the manner in which, any interest payable on a temporary Global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 4.3; and

               (22) any other terms of any of the Securities of the series (which terms shall not be inconsistent with the provisions of this Indenture).

          If any of the terms of the series are established by action taken pursuant to a Board Resolution or Board Resolutions, an Officers' Certificate certifying as to such action also shall be delivered to the Trustee.

          (b) In case the Securities of the series to be authenticated and delivered are to be created pursuant to one or more supplemental indentures, such supplemental indenture or indentures, accompanied by a Board Resolution or Board Resolutions authorizing such supplemental indenture or indentures and designating the new series to be created and prescribing pursuant to Subsection
(a) above, consistent with the applicable provisions of this Indenture, the terms and provisions relating to the Securities of the series.

          (c)  [Reserved.]

          (d) An Opinion of Counsel that all instruments furnished to the Trustee pursuant to this Article 2 conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver the Securities and to deliver the Coupons, if any, of the series; that all conditions precedent provided for in this Indenture relating to the authentication and delivery of the Securities and delivery of the Coupons, if any, of the series have been complied with; that the Company has corporate power to execute and deliver the supplemental indenture, if any, and to issue the Securities and Coupons, if any, of the series and has duly taken all necessary corporate action for those purposes; and that the supplemental indenture, if any, as executed and delivered and the Securities and Coupons, if any, of the series, when issued, will be the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms (subject to applicable bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect, the enforceability of the Company's obligations also being subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and to such other exceptions that are customary in the circumstances); that the Securities and Coupons, if any, of the series, when issued, will be entitled to the benefits of this Indenture, equally and ratably with all other Securities and Coupons, if any, of such series theretofore issued and then outstanding hereunder; and that the amount of Securities then outstanding under this Indenture, including the Securities of the series, will not exceed the amount at the time permitted by law or this Indenture.

          (e) An Officers' Certificate stating that the Company is not in default under this Indenture and that the issuance of the Securities and Coupons, if any, of the series will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Company's Memorandum of Association and Articles of Association, or other comparable organizational documents, as applicable, or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Company is a party or by which it may be bound or to which it may be subject; and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Securities and Coupons, if any, of the series have been complied with.

          (f)  Such other documents as the Trustee may reasonably require.

                                 ARTICLE THREE

                    ISSUANCE OF MEDIUM-TERM DEBT SECURITIES

          SECTION 3.1 DOCUMENTS REQUIRED FOR ISSUANCE OF EACH SERIES OF MEDIUM-TERM DEBT SECURITIES

          At any time, and from time to time, Securities (sometimes referred to herein as "Medium-Term Debt Securities") of each series created pursuant to the provisions of this Article Three may be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered to, or upon the order of, the Company upon receipt by the Trustee of the following:

          (a) A Board Resolution or Board Resolutions authorizing the execution, authentication and delivery of Medium-Term Debt Securities up to a specified aggregate principal amount, in such series and subject to such terms as shall be established by officers of the Company authorized by such resolutions to establish such series and terms.

          (b) A Medium-Term Debt Securities Certificate requesting the Trustee to authenticate and deliver Medium-Term Debt Securities of a series as contemplated by Section 4.2, and specifying the following terms with respect to the Medium-Term Debt Securities of the particular series, authorized pursuant to the Board Resolution or Board Resolutions referred to in Subsection (a) above:

               (1) the title of the Medium-Term Debt Securities of the series (which shall distinguish the Medium-Term Debt Securities of the series from all other Securities);

               (2)  the date of the Medium-Term Debt Securities of the series;

               (3) any limit upon the aggregate principal amount of the Medium-Term Debt Securities of the series which may be authenticated and delivered under this Article Three (except for Medium-Term Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Medium-Term Debt Securities of the series pursuant to Section 4.3, 4.4, 4.5, 10.6 or 12.7 and except for any Medium-Term Debt Securities which, pursuant to Section 4.2, are deemed never to have been authenticated and delivered hereunder);

               (4) the date or dates on which the principal (and premium, if any) of any of the Medium-Term Debt Securities of the series are payable or the method of determination thereof, which in any event may not be less than nine months subsequent to the date of the first authentication of Medium-Term Debt Securities of the series;

               (5) the rate or rates, or the method of determination thereof, at which any of the Medium-Term Debt Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Medium-Term Debt Securities of the series that are Registered Securities on any Interest Payment Date;

               (6)  If an Original Issue Discount security, the Yield to
          Maturity;

               (7) the place or places where the principal of (and premium, if any) and interest, if any, on any of the Medium-Term Debt Securities and Coupons, if any, of the series shall be payable and the office or agency for the Medium-Term Debt Securities of the series maintained by the Company pursuant to Section 11.2;

               (8) the period or periods within which, the price or prices at which and the terms and conditions upon which any of the Medium-Term Debt Securities of the series may be redeemed, in whole or in part, at the option of the Company;

               (9) the terms of any sinking fund and the obligation, if any, of the Company to redeem or purchase Medium-Term Debt Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Medium-Term Debt Securities of the series shall be redeemed or purchased, in whole or in part;

               (10) the terms of the obligation of the Company, if any, to permit the conversion of the Medium-Term Debt Securities of the series into shares or other securities of the Company or of any other corporation;

               (11) the terms, if any, for the attachment to Medium-Term Debt Securities of the series of warrants, options or other rights to purchase or sell shares or other securities of the Company;

               (12) if other than denominations of $1,000 and in any integral multiple thereof, if Registered Securities, and $5,000 if Bearer Securities, for Medium-

          Term Debt Securities denominated in Dollars, the denominations in which the Medium-Term Debt Securities of the series shall be issuable;


               (13) if other than the principal amount thereof, the portion of the principal amount of any of the Medium-Term Debt Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 6.2;

               (14) the application, if any, of Section 5.3, or such other means of satisfaction and discharge as may be specified for the Medium-Term Debt Securities and Coupons, if any, of the series;

               (15) any deletions or modifications of or additions to the Events of Default set forth in Section 6.1 or covenants of the Company set forth in Section 8.4, Article Nine or Article Eleven pertaining to the Medium-Term Debt Securities of the series;

               (16) if other than Dollars, the currency or currencies, or currency unit or units, in which the Medium-Term Debt Securities of the series will be denominated and/or in which payment of the principal of (and premium, if any) and interest, if any, on any of the Medium-Term Debt Securities of the series shall be payable and the Exchange Rate Agent, if any, for such series;

               (17) if the principal of (and premium, if any) or interest, if any, on any of the Securities of the series are to be payable at the election of the Company or Holder thereof, or under some or all other circumstances, in a currency or currencies, or currency unit or units, other than that in which the Medium-Term Debt Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made, or the other circumstances under which any of the Medium-Term Debt Securities are to be so payable, including without limitation the application of
          Section 4.10(b) and any deletions to, modification of or additions to the provisions thereof, and any provision requiring the Holder to bear currency exchange costs by deduction from such payments;

               (18) if the amount of payments of principal of (and premium, if any) or interest, if any, on any of the Medium-Term Debt Securities of the series may be determined with reference to an index based on (i) a currency or currencies or currency unit or units other than that in which such Securities are stated to be payable or (ii) any method, not inconsistent with the provisions of this Indenture, specified in or pursuant to such Board Resolution, then in each case (i) and (ii) the manner in which such amounts shall be determined;

               (19) whether the Medium-Term Debt Securities of the series are to be issued as Registered Securities or Bearer Securities (with or without Coupons), or any combination thereof, whether Bearer Securities may be exchanged for Registered Securities of the series and whether Registered Securities may be exchanged for Bearer Securities of the series (if permitted by applicable laws and regulations) and the circumstances under which and the place or places where any such exchanges, if permitted, may be made; and whether any Medium-Term Debt Securities of the series are to be issuable initially in temporary global form and whether any Medium-Term Debt Securities of the series are to be issuable in definitive global form with or without Coupons and, if so, whether beneficial owners of interests in any such definitive Global Medium-Term Debt Security may exchange such interests for Medium-Term Debt Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which and the place or places where any such exchange may occur, if other than in the manner provided in Section 4.4;

               (20) whether and under what circumstances and with what procedures and documentation the Company will pay additional amounts on any of the Medium-Term Debt Securities of the series to any Holder who is not a U.S. Person (including a definition of such term), in respect of any tax assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem such Medium-Term Debt Securities rather than pay additional amounts (and the terms of any such option);

               (21) the Person to whom any interest on any Medium-Term Debt Security of the series shall be payable, if other than the Person in whose name that Medium-Term Debt Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the Coupons appertaining thereto as they severally mature and the extent to which, or the manner in which, any interest payable on a temporary Global Medium-Term Debt Security on an Interest Payment Date will be paid if other than in the manner provided in Section 4.3;

               (22) the forms of the Medium-Term Debt Securities and Coupons, if any, of the series; and

               (23) any other terms of any of the Medium-Term Debt Securities of the series (which terms shall not be inconsistent with the provisions of this Indenture).

          Unless the Company shall be required to deliver an Officers' Certificate pursuant to Subsection (d) below in connection with the authentication of the Medium-Term Debt Securities of the series, the delivery of such Medium-Term Debt Securities Certificate to the Trustee shall be deemed to be a certification by the Company that all matters certified in the most recent Officers' Certificate delivered to the Trustee pursuant to Subsection (d) below continue to be true and correct, as if such Officers' Certificate related to the Medium-Term Debt Securities covered by such Medium-Term Debt Securities Certificate, on and as of the date of such Medium-Term Debt Securities Certificate. The delivery of such Medium-Term Debt

Securities Certificate also shall be deemed to be a certification that the Board Resolution or Board Resolutions referred to in Subsection (a) above are in full force and effect on and as of the date of such Medium-Term Debt Securities Certificate and that the terms and form or forms of the Medium-Term Debt Securities and Coupons, if any, of the series have been established by an officer or officers of the Company authorized by such Board Resolution or Board Resolutions in accordance with the provisions thereof and hereof.

          (c) If (1) the Company shall not have previously delivered to the Trustee an Opinion of Counsel to the effect set forth in this Subsection (c) with respect to the Medium-Term Debt Securities authorized pursuant to the Board Resolution or Board Resolutions referred to in Subsection (a) above or (2) if the Medium-Term Debt Securities Certificate referred to in Subsection (b) above specifies a means of satisfaction and discharge other than the application of
Section 5.3 with respect to the series of Medium-Term Debt Securities to which such Medium-Term Debt Securities Certificate relates, an Opinion of Counsel that the Medium-Term Debt Securities have been duly authorized by resolutions of the Board of Directors of the Company, subject to the establishment of certain terms of the Medium-Term Debt Securities and Coupons, if any, of the series by officers of the Company authorized by such resolutions to establish such terms, that when the terms of the Medium-Term Debt Securities and Coupons, if any, of the series have been established as provided in such resolutions and in this Indenture and the Medium-Term Debt Securities and Coupons, if any, of the series have been executed, authenticated and delivered in accordance with the provisions of this Indenture, the Medium-Term Debt Securities and Coupons, if any, of the series, assuming they do not violate any applicable law then binding on the Company, will constitute legal, valid and binding obligations of the Company (subject to applicable bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect, the enforceability of the Company's obligations also being subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and to such other exceptions that are customary in the circumstances) entitled to the benefits of this Indenture, equally and ratably with all other Securities and Coupons, if any, of such series theretofore issued and then outstanding hereunder, and that the amount of Securities then outstanding under this Indenture, including the Medium-Term Debt Securities of the series, will not exceed the amount at the time permitted by law or this Indenture.

          (d) If the Company shall not have delivered an Officers' Certificate pursuant to the provisions of this Subsection (d) to the Trustee during the immediately preceding 12-month period, an Officers' Certificate stating that the Company is not in default under this Indenture, that the issuance of the Medium-Term Debt Securities and Coupons, if any, of the series will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Company's Memorandum of Association or Articles of Association, or other comparable organizational documents, as applicable, or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Company is a party or by which it may be bound or to which it may be subject, that all laws and requirements with respect to the execution and delivery by the Company of the Medium-Term Debt Securities and Coupons, if any, of the series have been complied with and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Medium-Term Debt Securities and Coupons, if any, of the series have been complied with.

          (e)  Such other documents as the Trustee shall reasonably request.

          SECTION 3.2  FORM OF MEDIUM-TERM DEBT SECURITIES

          The Medium-Term Debt Securities and Coupons, if any, of each series shall be in such forms as shall be specified as contemplated by Section 3.1.

                                 ARTICLE FOUR

                                THE SECURITIES

          SECTION 4.1  FORM AND DENOMINATION

          All Securities of any one series and the Coupons appertaining to any Bearer Securities of such series shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to in Section 2.2 or
Section 3.1, as the case may be, and (subject to Section 4.2) set forth in the Officers' Certificate or Medium-Term Debt Securities Certificate referred to in
Section 2.2 or Section 3.1, as the case may be, or in any indenture supplemental hereto.

          The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 2.2 or Section 3.1, as the case may be. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series denominated in Dollars shall be issuable in denominations of $l,000 and in any integral multiple thereof, if registered, and in denominations of $5,000 if bearer. Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Company executing the same may determine with the approval of the Trustee. Each Security shall bear the appropriate legends, if any, as required by U.S. Federal tax law and regulations.

          SECTION 4.2  EXECUTION, DELIVERY, DATING AND AUTHENTICATION

          The Securities shall be executed on behalf of the Company by a manual or facsimile signature of its Chairman, its President, any of its Vice Presidents, its Treasurer, any Assistant Treasurer, its Secretary, any Assistant Secretary or any person acting in a similar capacity, under its corporate seal reproduced thereon. Any Coupons shall be executed on behalf of the Company by the manual or facsimile signature of any such officer of the Company. In case any of the above referenced officers of the Company who shall have signed any of the Securities or Coupons shall cease to be such officer before the Securities so signed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Securities nevertheless may be authenticated and delivered or disposed of as though the person who signed such Securities and/or Coupons had not ceased to be such officer; and any Securities or Coupons may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Security or Coupon, shall be such officers of the Company, although at the date of the execution of this Indenture any such person was not such officer.

          At any time and from time to time, the Company may deliver Securities of any series, together with any Coupons appertaining thereto, executed by the Company to the Trustee for authentication, together (except in the case of any Medium-Term Debt Securities) with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order (or, in the case of Medium-Term Debt Securities of any series, upon receipt of a Medium-Term Debt Securities Certificate and in accordance with the terms thereof) shall authenticate and make available for delivery such Securities; PROVIDED, HOWEVER, that, unless otherwise specified in the Board Resolution (or, in the case of any Bearer Securities that are Medium-Term Debt Securities in the Medium-Term Debt Securities Certificate) with respect to an Bearer Securities, in connection with its original issuance, no Bearer Security (including any temporary Bearer Security issued pursuant to Section 4.3 which is not in global form) shall be mailed or otherwise delivered to any location in the United States; and PROVIDED FURTHER that, unless otherwise specified in the Board Resolution (or, in the case of any Bearer Securities that are Medium-Term Debt Securities, in the Medium-Term Debt Securities Certificate) with respect to such Bearer Securities, such Bearer Security may be delivered in connection with its original issuance only if the Person entitled to receive such Bearer Security (including any temporary Bearer Security issued pursuant to Section 4.3 which is not in global form) shall have furnished to the Company or any agent, underwriter or selling group member a certificate substantially in the form set forth in Exhibit B.1 to this Indenture, dated no earlier than 15 days prior to the earlier of the date on which such Bearer Security is delivered and the date on which any temporary Security first becomes exchangeable for such Bearer Security in accordance with the terms of such temporary Security and this Indenture. In connection with the original issuance of any Bearer Security and unless otherwise specified in the Board Resolution (or, in the case of any Bearer Securities that are Medium-Term Debt Securities, in the Medium-Term Debt Securities Certificate) with respect to such Bearer Securities, a confirmation substantially in the form set forth in Exhibit B.5 to this Indenture shall be sent to each purchaser thereof. If any Security shall be represented by a definitive Global Bearer Security, then, for purposes of this Section and
Section 4.3, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary Global Security shall be deemed to be delivery in connection with its original issuance of such beneficial owner's interest in such definitive Global Bearer Security. Except as permitted by Section 4.5, the Trustee shall not authenticate and make available for delivery any Bearer Security unless all appurtenant Coupons for interest then matured have been detached and canceled.

          The Trustee shall not be required to authenticate Securities of any series if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee, or if the Trustee determines that such action may not lawfully be taken.

          Unless otherwise specified pursuant to Section 3.1(b)(2), each Registered Security shall be dated the date of its authentication, and each Bearer Security and any Bearer Security in global form shall be dated as of the date of original issuance of the first Security of such series to be issued.

          No Security or Coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for below executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 4.8 together with a written statement (which need not comply with Section 1.2 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

          The Trustee's certificate of authentication shall be in substantially the following form:

               Dated:

          This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.

                                                  __________________, as Trustee


                                                  By:  _________________________
                                                       Authorized Signatory

          SECTION 4.3  TEMPORARY SECURITIES

          Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order (or, in the case of Medium-Term Debt Securities, receipt of the Medium-Term Debt Securities Certificate with respect to such Medium-Term Debt Securities) the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more Coupons or without Coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced conclusively by their execution of such Securities. Such temporary Securities may be in global form.

          Except in the case of temporary Global Securities (which shall be exchanged in accordance with the provisions of the following subsections), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company maintained pursuant to Section 11.2 in a Place of Payment for such series for the purpose of exchanges of Securities of such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured Coupons) the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like aggregate principal amount of definitive Securities of the same series and of like tenor or authorized denominations; PROVIDED, HOWEVER, that, unless otherwise specified as contemplated by Section 2.2 or
Section 3.1, as the case may be, no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; PROVIDED FURTHER that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 4.2.

          If temporary Bearer Securities of any series are issued in global form, such temporary Global Bearer Securities shall, unless otherwise specified as contemplated by Section 2.2 or Section 3.1, as the case may be, be delivered to the London office of the Depositary, for the benefit of Euroclear and CEDEL Bank, societe anonyme ("CEDEL"), for credit to the respective accounts of the beneficial owners of interests in such Securities (or to such other accounts as they may direct).

          Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary Global Security (the "Exchange Date"), the Company shall deliver to the Trustee definitive Securities, in aggregate principal amount equal to the principal amount of such temporary Global Security, executed by the Company. On or after the Exchange Date such temporary Global Security shall be surrendered by the Depositary to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and make available for delivery, in exchange for each portion of such temporary Global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary Global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary Global Security shall be in bearer form, registered form, definitive Global form or any combination thereof, as specified as contemplated by Section 2.2 or Section 3.1, as the case may be, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; PROVIDED, HOWEVER, that, unless otherwise specified as contemplated by Section 2.2 or Section 3.1, as the case may be, upon such presentation by the Depositary, such temporary Global Security shall be accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary Global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL as to the portion of such temporary Global Security held for its account then to be exchanged, each in the form set forth in Exhibit B.2 to this Indenture; PROVIDED FURTHER that definitive Bearer Securities (including a definitive Global Bearer Security) shall be delivered in exchange for a portion of a temporary Global Security only in compliance with the requirements of Section 4.2.

          Unless otherwise specified as contemplated by Section 2.2 or Section 3.1, as the case may be, the interest of a beneficial owner of Securities of a series in a temporary Global Bearer Security shall be exchanged for definitive Bearer Securities of the same series and of like tenor following the Exchange Date when the beneficial owner instructs Euroclear or CEDEL, as the case may be, to request such exchange on his behalf and delivers to Euroclear or CEDEL, as the case may be, a certificate substantially in the form set forth in Exhibit
B.1 to this Indenture, dated no earlier than 15 days prior to the Exchange Date, copies of which certificate shall be available from the offices of Euroclear, CEDEL, the Trustee, any Authenticating Agent appointed for such series of Securities and any Paying Agent appointed for such series of Securities. Unless otherwise specified as contemplated by Section 2.2 or Section 3.1, as the case may be, any such exchange shall be made free of charge to the beneficial owners of such temporary Global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euroclear or CEDEL. The definitive Bearer Securities to be delivered in exchange for any portion of a temporary Global Security shall be delivered only outside the United States.

          Until exchanged in full as provided above, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 2.2 or Section 3.1, as the case may be, interest payable on a temporary Global Bearer Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euroclear and CEDEL on such Interest Payment Date upon delivery by Euroclear and CEDEL to the Trustee of a certificate or certificates substantially in the form set forth in Exhibit B.3 to this Indenture, for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary Global Security (or to such other accounts as they may direct) on such Interest Payment Date and who have each delivered to Euroclear or CEDEL, as the case may be, a certificate substantially in the form set forth in Exhibit B.4 to this Indenture. Any interest so received by Euroclear and CEDEL and not paid as herein provided shall be returned to the Trustee immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company in accordance with Section 11.3.

          SECTION 4.4  REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE

          The Company shall cause to be kept at an office or agency to be maintained by the Company in accordance with Section 11.2 a register (being the combined register of the Security Registrar and all additional transfer agents designated pursuant to Section 11.2 for the purpose of registration of transfer of Securities and sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and the registration of transfers of Registered Securities. The Trustee is hereby appointed the initial Security Registrar, with the Security Register initially to be kept at __________________________ at all reasonable times each register maintained by the Security Registrar and any additional transfer agents shall be open for inspection by the Trustee.

          Subject to Section 4.11, upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained pursuant to Section 11.2 for such purpose in a Place of Payment for such series, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor. At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange. the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive. Unless otherwise specified as contemplated by Section 2.2 or Section 3.1, as the case may be, Bearer Securities may not be issued in exchange for Registered Securities.

          Subject to Section 4.11, at the option of the Holder and unless otherwise specified as contemplated by Section 2.2 or Section 3.1, as the case may be, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured Coupons and all matured Coupons in default appertaining thereto. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; PROVIDED, HOWEVER, that, except as otherwise provided in Section 11.2, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (1) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (2) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

          Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

          Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 2.2 or Section 3.1, as the case may be, any definitive Global Bearer Security shall be exchangeable only as provided in this Subsection. If the beneficial owners of interests in a definitive Global Bearer Security are entitled to exchange such interests for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 2.2 or Section 3.1, as the case may be, then without unnecessary delay but in any event not later than the earliest date on which such interest may be so exchanged, the Company shall deliver to the Trustee definitive Securities in an aggregate principal amount equal to the principal amount of such definitive Global Bearer Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such definitive Global Bearer Security shall be surrendered by the Depositary or such other depositary or Depositary) as shall be specified in the Company Order or Medium-Term Debt Securities Certificate, as the case may be, with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and make available for delivery, in exchange for each portion of such definitive Global Bearer Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such definitive Global Bearer Security to be exchanged which, unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, as specified as contemplated by Section 2.2 or Section 3.1, as the case may be, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; PROVIDED, HOWEVER, that no such exchanges may occur during a period beginning at the opening of business 15 Business Days before any selection of Securities of that series to be redeemed and ending on the relevant Redemption Date; PROVIDED FURTHER that no Bearer Security delivered in exchange for a portion of a definitive Global Security shall be mailed or otherwise delivered to any location in the United States. If a Registered Security is issued in exchange for any portion of a definitive Global Bearer Security after the close of business at the office or agency where such exchange occurs on (1) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (2) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such definitive Global Bearer Security is payable in accordance with the provisions of this Indenture.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee or any transfer agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar or any transfer agent, duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 4.3, Section 10.6 or Section 12.7 not involving any transfer.

          The Company shall not be required (1) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 Business Days before any selection of Securities of that series to be redeemed and ending at the close of business on (i) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (ii) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as Registered Securities and there is no publication, the day of mailing of the relevant notice of redemption, or (2) to register the transfer of or exchange any Registered Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (3) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor; PROVIDED that such Registered Security shall be simultaneously surrendered for redemption.

          SECTION 4.5  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES

          If any mutilated Security or Security with a mutilated Coupon appertaining to it is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding with Coupons corresponding to the Coupons, if any, appertaining to the surrendered Security, PROVIDED that if such new Security is a Bearer Security, such Security shall be delivered only outside the United States.

          If there shall be delivered to the Company and the Trustee (1) evidence to their satisfaction of the destruction, loss or theft of any Security or Coupon and (2) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or Coupon has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen Coupon appertains (upon surrender to the Trustee of such Security with all appurtenant Coupons not destroyed, lost or stolen), a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen Coupon appertains.

          In case any such mutilated, destroyed, lost or stolen Security or Coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security or Coupon, pay such Security or Coupon; PROVIDED, HOWEVER, that principal of (and premium, if any) and any interest on Bearer Securities shall, except as otherwise provided in Section 11.2, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 2.2 or Section 3.1, as the case may be, any interest on Bearer Securities shall be payable only upon presentation and surrender of the Coupons appertaining thereto.

          Upon the issuance of any new Security or Coupon under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security or Coupon of any series issued pursuant to this
Section in lieu of any mutilated, destroyed, lost or stolen Security or Coupon shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities or Coupons of that series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons.

          SECTION 4.6  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED

          Unless otherwise provided as contemplated by Section 2.2 or Section 3.1, as the case may be, with respect to any series of Securities, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. At the option of the Company, interest on the Registered Securities of any series that bears interest may be paid by mailing a check to the address of any Holder as such address shall appear in the Security Register.

          Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or Clause (2) below:

               (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such

          Special Record Date and shall no longer be payable pursuant to the following Clause (2).

               (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

          If any installment of interest the Stated Maturity of which is on or prior to the Redemption Date for any Security called for redemption pursuant to Article Twelve is not paid or duly provided for on or prior to the Redemption Date in accordance with the foregoing provisions of this Section, such interest shall be payable as part of the Redemption Price of such Securities.

          Subject to the foregoing provisions of this Section and Section 4.4, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          SECTION 4.7  PERSONS DEEMED OWNERS

          Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 4.4, 4.6 and 4.11 and unless otherwise specified as contemplated by Section 2.2 or Section 3.1, as the case may be) interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          Title to any Bearer Security and any Coupons shall pass by delivery. The Company, the Trustee and any agent of the Company or the Trustee may treat the Holder of any Bearer Security and the Holder of any Coupon as the absolute owner of such Security or Coupon for the purpose of receiving payment thereof or on account thereof (unless otherwise specified as contemplated by Section 2.2 or Section 3.1, as the case may be) and for all other purposes whatsoever, whether or not such Security or Coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          SECTION 4.8  CANCELLATION

          All Securities and Coupons surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities and Coupons so delivered shall be promptly canceled by the Trustee. All Bearer Securities and unmatured Coupons held by the Trustee pending such cancellation shall be deemed to be delivered for cancellation for all purposes of this Indenture and the Securities. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered to the Trustee shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities and Coupons held by the Trustee shall be disposed of in a manner selected by the Trustee unless otherwise directed by a Company Order; PROVIDED, HOWEVER, that the Trustee may, but shall not be required to, destroy such canceled Securities and Coupons.

          SECTION 4.9   COMPUTATION OF INTEREST

          Except as otherwise specified as contemplated by Section 2.2 or
Section 3.1, as the case may be, for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

          SECTION 4.10  CURRENCY AND MANNER OF PAYMENT IN RESPECT OF SECURITIES

          The provisions of this Section shall apply to the Securities of any series unless otherwise provided as contemplated by Section 2.2 or Section 3.1, as the case may be.

          (a) The following payment provisions shall apply to any Registered Security of any series denominated in a Foreign Currency or any currency unit, including without limitation, the ECU, except as provided in Subsection (b) below:

               (1) Except as provided in Subsection (a)(2) or in Subsection (e) below, payment of principal of and premium, if any, on such Registered Security will be made at the Place of Payment by delivery of a check in the currency or currency unit in which the Security is denominated on the payment date against surrender of such Registered Security, and any interest on any Registered Security will be paid at the Place of Payment by mailing a check in the currency or currency unit in which such interest is payable (which shall be the same as that in which the Security is denominated unless otherwise provided) to the Person entitled thereto at the address of such Person appearing on the Security Register.

               (2) Payment of the principal of, premium, if any, and interest, if any, on such Security may also, subject to applicable laws and regulations, be made at such other place or places as may be designated by the Company by any appropriate method.

          (b) With respect to any Registered Security of any series denominated in any currency unit, including without limitation, the ECU, if the following provisions (or any substitute therefor, or addition thereto, not inconsistent with this Indenture) are established pursuant to Section 2.2 or Section 3.1, as the case may be, and if the Company has not, before the delivery of the election referred to in Clause (1) below, deposited funds or securities in compliance with Section 5.1 or Subsection (a)(1) or (if specified pursuant to Section 2.2 or Section 3.1, as the case may be) Subsection (a)(2) of
Section 5.3, the following payment provisions shall apply to any payment to be made prior to the giving of any notice to Holders of any election to redeem pursuant to Section 12.4, except as otherwise provided in Subsections (e) and
(f) below:

               (1) A Holder of Securities of a series shall have the option to elect to receive payments of principal of, premium, if any, and interest, if any, on such Securities in a currency or currency unit (including Dollars), other than that in which the Security is denominated, such election, as designated in the certificates for such Securities (or as provided by Section 2.2 or Section 3.1, as the case may be, or a supplemental indenture hereto with respect to uncertificated securities), shall be made by delivering to the Paying Agent a written election, to be in form and substance satisfactory to the Paying Agent, not later than the close of business in New York, New York, on the day 15 days prior to the applicable payment date. Such election will remain in effect for such Holder until changed by the Holder by written notice to the Paying Agent (but any such written notice must be received by the Paying Agent not later than the close of business on the day 15 days prior to the next payment date to be effective for the payment to be made on such payment date and no such change may be made with respect to payments to be made on any Security of such series with respect to which notice of redemption has been given by the Company pursuant to Article Twelve). Any Holder of any such Security who shall not have delivered any such election to the Paying Agent in accordance with this Subsection (b) will be paid the amount due on the applicable payment date in the relevant currency unit as provided in Subsection (a) of this Section. Payment of principal of and premium, if any, shall be made on the payment date therefor against surrender of such Security. Payment of principal, premium, if any, and interest, if any, shall be made at the Place of Payment by mailing at such location a check, in the applicable currency or currency unit, to the Holder entitled thereto at the address of such Holder appearing on the Security Register.

               (2) Payment of the principal of, premium, if any, and interest, if any, on such Security may also, subject to applicable laws and regulations, be made at such other place or places as may be designated by the Company by any appropriate method.

          (c) Payment of the principal of and premium, if any, and interest, if any, on any Bearer Security will be made, except as provided in Section 4.3 with respect to temporary Global Securities, unless otherwise specified pursuant to
Section 2.2 or Section 3.1, as the case may be, and/or Section 10.1(8), at such place or places outside the United States as may be designated by the Company pursuant to any applicable laws or regulations by any appropriate method in the currency or currencies or currency unit or units in which the Security is payable (except as provided in Subsection (e) below) on the payment date therefor against surrender of the Bearer Security, in the case of payment of principal and premium, if any, or the relevant

Coupon, in the case of payment of interest, if any, to a Paying Agent designated for such series pursuant to Section 11.2.

          (d) Not later than ten Business Days (with respect to any Place of Payment) prior to each payment date, the Paying Agent shall deliver to the Company a copy of its record of the respective aggregate amounts of principal of, premium, if any, and interest, if any, on the Securities to be made on such payment date, in the currency or currency unit in which each of the Securities is payable, specifying the amounts so payable in respect of Registered Securities and Bearer Securities and in respect of the Registered Securities as to which the Holders of Securities denominated in any currency unit shall have elected to be paid in another currency or currency unit as provided in Subsection (b) above. If the election referred to in Subsection (b) above has been provided for pursuant to Section 2.2 or Section 3.1, as the case may be, and if at least one Holder has made such election, then, not later than the fifth Business Day (with respect to any Place of Payment) prior to the applicable payment date the Company will deliver to the Trustee an Exchange Rate Officers' Certificate in respect of the Dollar or Foreign Currency or currency unit payments to be made on such payment date. The Dollar or Foreign Currency or currency unit amount receivable by Holders of Registered Securities denominated in a currency unit who have elected payment in another currency or currency unit as provided in Subsection (b) above shall be determined by the Company on the basis of the applicable Official Currency Unit Exchange Rate set forth in the applicable Exchange Rate Officers' Certificate.

          (e) If a Foreign Currency in which any Security is denominated or payable ceases to be recognized both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, or if ECU ceases to be used within the European Monetary System, or if any other currency unit in which a Security is denominated or payable ceases to be used for the purposes for which it was established, in each case as determined in good faith by the Company, then with respect to each date for the payment of principal of, premium, if any, and interest, if any, on the applicable Security denominated or payable in such Foreign Currency, ECU or such other currency unit occurring after the last date on which such Foreign Currency, ECU or such other currency unit was so used (the "Conversion Date"), the Dollar shall become the currency of payment for use on each such payment date (but ECU or the Foreign Currency or the currency unit previously the currency of payment shall, at the Company's election, resume being the currency of payment on the first such payment date preceded by 15 Business Days during which the circumstances which gave rise to the Dollar becoming such currency no longer prevail, in each case as determined in good faith by the Company). The Dollar amount to be paid by the Company to the Trustee and by the Trustee or any Paying Agent to the Holder of such Security with respect to such payment date shall be the Dollar Equivalent of the Foreign Currency or, in the case of a currency unit, the Dollar Equivalent of the currency unit, as determined by the Exchange Rate Agent (which shall be delivered in writing to the Trustee not later than the fifth Business Day prior to the applicable payment date) as of the Conversion Date or, if later, the date most recently preceding the payment date in question on which such determination is possible of performance, but not more than 15 days before such payment date (such Conversion Date or date preceding a payment date as aforesaid being called the "Valuation Date") in the manner provided in Subsection (g) or (h) below.

          (f) If the Holder of a Registered Security denominated in a currency unit elects payment in a specified Foreign Currency or currency unit as provided for by Subsection (b) and such Foreign Currency ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, or if ECU ceases to be used within the European Monetary System, or if another currency unit ceases to be used for the purposes for which it is established, in each case as determined in good faith by the Company, such Holder shall (subject to Subsection (e) above) receive payment in the currency unit in which the Security is denominated. Each payment covered by an election pursuant to Subsection (b) above shall be governed by the provisions of this Subsection (f) (but, subject to any contravening valid election pursuant to Subsection (b) above, the specified Foreign Currency or ECU or other currency unit shall, at the Company's election, resume being the currency or currency unit, as applicable, of payment with respect to Holders who have so elected, but only with respect to payments on payment dates preceded by 15 Business Days during which the circumstances which gave rise to such currency unit becoming the currency unit of payment, no longer prevail, in each case as determined in good faith by the Company).

          (g) The "Dollar Equivalent of the Foreign Currency" shall be determined by the Exchange Rate Agent as of each Valuation Date and shall be obtained by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Valuation Date.

          (h) The "Dollar Equivalent of the Currency Unit" shall be determined by the Exchange Rate Agent as of each Valuation Date and shall be the sum obtained by adding together the results obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate on the Valuation Date for such Component Currency.

          (i) For purposes of this Section 4.10 the following terms shall have the following meanings:

          A "Component Currency" shall mean any currency which, on the Conversion Date, was a component currency of the relevant currency unit, including without limitation, the ECU.

          A "Specified Amount" of a Component Currency shall mean the number of units (including decimals) which such Component Currency represented in the relevant currency unit, on the Conversion Date or, if ECU and such currency unit is being used for settlement of transactions by public institutions of or within the European Communities or was so used after the Conversion Date, the Valuation Date or the last date the currency unit was so used, whichever is later. If after such date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after such date two or more Component Currencies are consolidated into a single currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single currency, and such amount shall thereafter be a Specified Amount and such single currency shall thereafter be a Component Currency. If after such date any Component Currency shall be divided into two or more currencies, the Specified Amount of such Component Currency shall be replaced by specified amounts of such two or more currencies, the sum of which, at the Market Exchange Rate of such two or more currencies on the date of such replacement, shall be equal to the Specified Amount of such former Component Currency and such amounts shall thereafter be Specified Amounts and such currencies shall thereafter be Component Currencies.

          "Market Exchange Rate" shall mean, as of any date, for any currency or currency unit the noon Dollar buying rate for that currency or currency unit, as the case may be, for cable transfers quoted in New York City on such date as certified for customs purposes by the Federal Reserve Bank of New York or such other rate as may be established pursuant to Section 2.2 or Section 3.1, as the case may be. If such rates are not available for any reason with respect to one or more currencies or currency units for which an Exchange Rate is required, the Exchange Rate Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City or in the country of issue of the currency or currency unit in question, or such other quotations as the Exchange Rate Agent shall deem appropriate. Unless otherwise specified by the Exchange Rate Agent, if there is more than one market for dealing in any currency or currency unit by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency or currency unit shall be that upon which a nonresident issuer of securities designated in such currency or currency unit would, as determined in its sole discretion and without liability on the part of the Exchange Rate Agent, purchase such currency or currency unit in order to make payments in respect of such securities.

          All decisions and determinations of the Exchange Rate Agent regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit and the Market Exchange Rate shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company and all Holders of the Securities and Coupons denominated or payable in the relevant currency or currency units. In the event that a Foreign Currency ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, the Company, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give notice in the manner provided in Section 1.6 to the Holders) specifying the Conversion Date. In the event the ECU ceases to be used within the European Monetary System, or any other currency unit in which Securities or Coupons are denominated or payable, ceases to be used for the purposes for which it was established, the Company, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give notice in the manner provided in
Section 1.6 to the Holders) specifying the Conversion Date. Any actions taken pursuant to the parentheticals at the end of the first sentence of Section 4.10(e) and at the end of Section 4.10(f) shall be promptly set forth in like notices from the Company to the Trustee and then from the Trustee to the Holders (which notice may be mailed with payment to the Holders).

          Subject to the provisions of Sections 7.1 and 7.3, the Trustee shall be fully justified and protected in relying and acting upon information received by it from the Company and the Exchange Rate Agent, and shall not otherwise have any duty or obligation to determine such information independently.

          SECTION 4.11  SECURITIES IN GLOBAL FORM

          (a) If Securities of a series are issuable in global form, as specified as contemplated by Section 2.2 or Section 3.1, as the case may be, then, notwithstanding Subsection (a)(8) of Section 2.2 or Subsection (b)(9) of
Section 3.1, as the case may be, and the provisions of Section 4.1, such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced or increased to reflect exchanges. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order (or, in the case of Medium-Term Debt Securities, the Medium-Term Debt Securities Certificate) to be delivered to the Trustee pursuant to Section 4.2 or Section 4.3. Subject to the provisions of
Section 4.2 and, if applicable, Section 4.3, the Trustee shall deliver and redeliver any Security in definitive global bearer form in the manner and upon written instructions given by the Person or Persons specified therein or in the applicable Company Order (or, in the case of Medium-Term Debt Securities, the Medium-Term Debt Securities Certificate). If a Company Order (or, in the case of Medium-Term Debt Securities, Medium-Term Debt Securities Certificate) pursuant to Section 4.2 or 4.3 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement of delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 1.2 and need not be accompanied by an Opinion of Counsel.

          (b) Any Global Security shall be registered in the name of the Depositary for such Global Security or Securities or its nominee, shall be delivered by the Trustee or its agent to the Depositary or pursuant to the Depositary's instruction and shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for the individual Securities represented hereby, this Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary."

          (c)  Notwithstanding any other provisions of this Section 4.11 or of
Section 4.4 and subject to the provisions of Subsection (d) below, unless the terms of a Global Security expressly permit such Global Security to be exchanged in whole or in part for individual Securities, a Global Security may be transferred, in whole but not in part and in the manner provided in Section 4.4, only to a nominee of the Depositary for such Global Security, or to the Depositary, or a successor Depositary for such Global Security selected or approved by the Company, or to a nominee of such successor Depositary.

          (d) (1) If at any time the Depositary for a Global Security notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time the Depositary for the Securities for such series ceases to be a clearing agency registered under the Exchange Act or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such Global

          Security. If a successor Depositary for such Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee or its agent, upon receipt of a company Request for the authentication and delivery of individual Securities of such series in exchange for such Global Security, will authenticate and deliver, individual Securities of such series of like tenor and terms in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security.

          (2) The Company may at any time and in its sole discretion determine that the Securities of any series or portion thereof issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Request for the authentication and delivery of individual Securities of such series in exchange in whole or in part for such Global Security, will authenticate and deliver individual Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities representing such series or portion thereof in exchange for such Global Security or Securities.

               (3) If specified by the Company pursuant to Sections 2.2 and 3.1 with respect to Securities issued or issuable in the form of a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or part for individual Securities of such series of like tenor and terms in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee or its agent shall authenticate and deliver, without service charge, (i) to each Person specified by such Depositary a new Security or Securities of the same series of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and
                    (ii) to such Depositary a new Global Security of like tenor and terms and in an authorized denomination equal to the difference. If any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to the Holders thereof.

               (4) In any exchange provided for in any of the preceding three Clauses, the Company will execute and the Trustee or its agent will authenticate and deliver individual Securities in definitive registered form in authorized denominations. Upon the exchange of the entire principal amount of a Global Security for individual Securities, such Global Security shall be cancelled by Trustee or its agent. Except as provided in the preceding Clause, Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or the Security Registrar. The Trustee or the Security Registrar shall deliver such Securities to the Persons in whose names such Securities are so registered.

          (e)  The provisions of the last sentence of the fifth paragraph of
Section 4.2 shall apply to any Security represented by a Global Security if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Global Security together with written instructions (which need not comply with Section 1.2 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of the fifth paragraph of Section 4.2.

          (f) Notwithstanding the provisions of Section 4.6, unless otherwise specified as contemplated by Section 2.2 or Section 3.1, as the case may be, payment of principal of and any premium and any interest on any Global Security shall be made to the Person or Persons specified therein.

          (g) Notwithstanding the provisions of Section 4.7 and except as provided in the preceding Subsection, the Company, and any agent of the Company may, and the Trustee and any agent of the Trustee, at the direction of the Company, may treat a Person as the Holder of such principal amount of Outstanding Securities represented by a definitive Global Security as shall be specified in a written statement of the Holder of such definitive Global Security or, in the case of a definitive Global Security in bearer form, of Euroclear or CEDEL which is produced to the Trustee by such Person; PROVIDED, HOWEVER, that none of the Company, the Trustee, the Security Registrar or any Paying Agent shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

          SECTION 4.12  CUSIP, ISIN AND COMMON CODE NUMBERS

          The Company in issuing the Securities may use a "CUSIP," "ISIN" or "Common Code" number, and if so, the Trustee shall use the CUSIP, ISIN and Common Code number in notices of redemption or exchange as a convenience to Holders; PROVIDED, HOWEVER, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP, ISIN and Common Code number printed in the notice or on the Securities, and the reliance may be placed only on the other identification numbers printed on the Securities. The Company shall promptly notify the Trustee of any change in any CUSIP, ISIN or Common Code number.

                                 ARTICLE FIVE

                          SATISFACTION AND DISCHARGE

          SECTION 5.1 SATISFACTION AND DISCHARGE OF INDENTURE IN RESPECT OF ANY SERIES OF SECURITIES

          This Indenture shall upon Company Request cease to be of further effect with respect to a series of Securities (except as to any surviving rights of (as applicable) registration of transfer or exchange of Securities and Coupons, if any, of such series herein expressly provided for), and the Trustee, at the request and expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such series, when

          (1)  either

               (i) all Securities and Coupons, if any, of such series theretofore authenticated and delivered (other than (A) Securities and Coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 4.5 and (B) Securities and Coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 11.3) have been delivered to the Trustee for cancellation; or

               (ii) all such Securities and Coupons of such series not theretofore delivered to the Trustee for cancellation

                    (A)  have become due and payable, or

                    (B) will become due and payable at their Stated Maturity within one year, or

                    (C) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (A), (B) or (C) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in the currency or currency unit in which such Securities and Coupons of such series are payable sufficient (in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee) without consideration of any reinvestment and after payment of all taxes or other charges and assessments in respect thereof payable by the Trustee to pay and discharge the entire indebtedness on such Securities and Coupons of such series not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Securities and Coupons of such series which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to such series of Securities; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the Securities of the series under this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture with respect to a series, the obligations of the Company in Sections 4.4, 4.5, 5.2, 5.4, 7.7 and 11.2, the Company's rights of optional redemption, if any, the obligations of the Trustee to any Authenticating Agent under Section 7.15 and, if money shall have been deposited with the Trustee pursuant to Subsection
(1)(B) of this Section 5.1, the obligations of the Trustee under Section 5.2 and the last paragraph of Section 11.3 shall survive.

          SECTION 5.2  APPLICATION OF TRUST MONEY

          Subject to the provisions of the last paragraph of Section 11.3, all money deposited with the Trustee pursuant to Sections 5.1 and 5.3 (and all money received as payment in connection with U.S. Government Obligations and Foreign Government Securities deposited pursuant to Section 5.3) shall be held in trust and applied by it, in accordance with the provisions of the Securities and Coupons, if any, and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest, if any, for whose payment such money has been deposited with the Trustee.

          SECTION 5.3 SATISFACTION, DISCHARGE AND DEFEASANCE OF SECURITIES OF ANY SERIES

          (a)  If this Section is specified, as contemplated by Section 2.2 or
Section 3.1, as the case may be, to be applicable to Securities and Coupons, if any, of any series, at the Company's option, either

               (1) the Company will be deemed to have been Discharged (as defined below) from its obligations with respect to Securities and Coupons, if any, of such series or

               (2) the Company will cease to be under any obligation with respect to such series to comply with any term, provision or condition set forth in (i) Sections 9.1 and 9.2 or (ii) the instrument or instruments setting forth the terms, provisions or conditions of such series pursuant to Section 2.2 or Section 3.1, as the case may be (PROVIDED, in the case of this Clause (ii), that such instrument or instruments specify which terms, provisions or conditions, if any, are subject to this Subsection (a)(2) and that no such instrument may specify that the Company may cease to comply with any obligations as to which it may not be Discharged pursuant to the definition of "Discharged").

          (b) A Discharge pursuant to Subsection (a)(1) above shall be effective with respect to the Securities and Coupons, if any, of such series after the applicable conditions set forth below in (1) and either Clause (2) or Clause (3) have been satisfied, and the Company's release from its obligations to comply with certain obligations with respect to such series pursuant to Subsection (a)(2) above shall be effective with respect to the Securities and Coupons, if any, of such series on the first day after the applicable conditions set forth below in Clause (1) and either Clause (2) or Clause (3) have been satisfied:

               (1)  the Company has:

                    (i) paid or caused to be paid all other sums payable with respect to the Outstanding Securities and Coupons, if any, of such series (in addition to any required under Subsection
                    (b)(2) or (b)(3)); and

                    (ii) delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Outstanding Securities and Coupons, if any, of any such series have been complied with;

               (2) (i) the Company shall have deposited or caused to be deposited irrevocably with the Trustee as a trust fund specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities and Coupons, if any, of such series (A) money in an amount (in such currency, currencies or currency unit or units in which any Outstanding Securities and Coupons, if any, of such series are payable) or (B) in the case of Securities and Coupons, if any, denominated in Dollars, U.S. Government Obligations or, in the case of Securities and Coupons, if any, denominated in a Foreign Currency, Foreign Government Securities, which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal (including any premium) and interest, if any, under the Securities and Coupons, if any, of such series, money in an amount or (C) a combination of Clauses (A) and (B), which in any case of Clauses (A), (B) and (C) is sufficient (in the opinion with respect to Clauses (B) and (C) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee) to pay and discharge each installment of principal of (including premium, if any, on), and interest, if any, on, the Outstanding Securities and Coupons, if any, of such series on the dates such installments of interest or principal are due (either at maturity, upon redemption or otherwise, as the case may be) in the currency, currencies or currency unit or units, in which such Securities and Coupons, if any, are payable;

                    (ii) (A) no Event of Default or event (including such deposit) which with notice or lapse of time would become an Event of Default shall have occurred and be continuing on the date of such deposit and after giving effect to such deposit, (B) no Event of Default as defined in Clause (5) or Clause (6) of Section 6.1, or event which with notice or lapse of time or both would become an Event of Default under either such clause, shall have occurred within 90 days after the date of such deposit, and (C) such deposit and the related intended consequence under Subsection (a)(1) or Subsection (a)(2) above will not result in any default or event of default under any material indenture, agreement or other instrument binding upon the Company or any Subsidiary;

                    (iii) (A) in the event of the legal defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case, to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

                          (B) in the event of the covenant defeasance option,
                    the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

               (3) the Company has properly fulfilled such other means of satisfaction and discharge as is specified, as contemplated by Section
          2.2 or Section 3.1, as the case may be, to be applicable to the Securities and Coupons, if any, of such series.

          (c) Any deposits with the Trustee referred to in Subsection (b)(2)(i) above will be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. If any Outstanding Securities and Coupons, if any, of such series are to be redeemed prior to their Stated Maturity, whether pursuant to any mandatory redemption provisions or in accordance with any mandatory sinking fund requirement, the applicable escrow trust agreement will provide therefor and the Company will make arrangements for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

          SECTION 5.4  REINSTATEMENT

          If the Trustee is unable to apply any money, U.S. Government Obligations or Foreign Government Securities in accordance with Section 5.1 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities and Coupons, if any, of such series shall bc revived and reinstated as though no deposit had occurred pursuant to Section 5.1 until such time as the Trustee is permitted to apply all such money, U.S. Government Obligations or Foreign Government Securities in accordance with this Article Five; PROVIDED, HOWEVER, that if the Company has made any payment of interest on or principal of (and premium, if any) on any Securities and Coupons, if any, of such series because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such series of Securities and Coupons, if any, to receive such payment from the money, U.S. Government Obligations or Foreign Government Securities held by the Trustee.

          SECTION 5.5  DEFINITIONS

          The following terms, as used in this Article, shall have the following meanings:

          "Discharged" means that the Company will be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities and Coupons, if any, of the series as to which this Section is specified as applicable as aforesaid and to have satisfied all the obligations under this Indenture relating to the Securities and Coupons, if any, of such series (and the Trustee, at the request and expense of the Company, will execute proper instruments acknowledging the same), except (1) the rights of Holders thereof to receive, from the trust fund described in Section 5.3(b)(2)(i), payment of the principal of (and premium, if any) and the interest, if any, on such Securities and Coupons, if any, when such payments are due, (2) the Company's obligations with respect to such Securities and Coupons, if any, under Sections 4.4 and 4.5 (insofar as applicable to Securities of such series), 5.2, 5.4, 11.2 and 11.3 (last paragraph only) the Company rights of optional redemption, if any, and the Company's obligations to the Trustee under Section 7.7, (3) the rights of Holders of Securities of any series with respect to the currency or currency units in which they are to receive payments of principal, premium, if any, and interest, if any, and (4) the rights, powers, trusts, duties and immunities of the Trustee hereunder, will survive such discharge. The Company will reimburse the trust fund for any loss suffered by it as a result of any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or Foreign Government Securities, as the case may be, or any principal or interest paid on such obligations, and, subject to the provisions of Section 7.7, will indemnify the Trustee against any claims made against the Trustee in connection with any such loss.

          "Foreign Government Securities" means, with respect to Securities and Coupons, if any, of any series that are denominated in a Foreign Currency, securities that are (1) direct obligations of the government that issued or caused to be issued such currency for the payment of which obligations its full faith and credit is pledged or (2) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by such government, which, in either case under Clause (1) or Clause (2), are not callable or redeemable at the option of the issuer thereof.

          "U.S. Government Obligations" means securities that are (1) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (2) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States of America, which, in either case under Clause (1) or Clause (2), are not callable or redeemable at the option of the issuer thereof, and will also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

                                  ARTICLE SIX

                                   REMEDIES

          SECTION 6.1  EVENTS OF DEFAULT

          "Event of Default" with respect to any series of Securities means each one of the events specified below in this Section 6.1, unless it is either inapplicable to a particular series or is specifically deleted or modified in or pursuant to the supplemental indenture, Board Resolution or Medium-Term Debt Securities Certificate establishing such series of Securities:

               (1) default in the payment of any installment of interest upon any of the Securities of such series, as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

               (2) default in the payment of the principal of or premium, if any, on any of the Securities of such series, as and when the same shall become due and payable (subject to Clause (3) below) either at maturity, upon redemption, by declaration or otherwise; or

               (3) default in the making of any payment for a sinking, purchase or analogous fund provided for in respect of such series of Securities, as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

               (4) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in respect of the Securities of such series, or in this Indenture contained with respect to such series, for a period of 90 days after the date on which written notice of such failure requiring the Company to remedy the same and stating that such notice is a "Notice of Default" hereunder, shall have been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Securities of such series at the time Outstanding; or

               (5) entry of a decree or order for relief in respect of the Company by a court having jurisdiction in the premises in an involuntary case under any applicable Federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

               (6) commencement by the Company of a voluntary case under any applicable Federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect, or consent by the Company to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or for any substantial part of its property, or any general assignment by the Company for the benefit of creditors, or failure by the Company generally to pay its debts as they become due, or the taking by the Company of any corporate action in furtherance of any of the foregoing; or

               (7) any other Event of Default provided with respect to Securities of that series.

          SECTION 6.2  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT

          If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in each and every such case, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series (except in the case of an Event of Default specified in Clause (5) or Clause (6) of Section 6.1) may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series, together with accrued interest thereon, if any, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount), together with accrued interest thereon, if any, shall become immediately due and payable. If an Event of Default specified in Clause (5) or Clause (6) of Section 6.1 occurs, such principle amount shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

          At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

               (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                    (i)   all overdue interest on all Securities of that series,

                    (ii) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities without duplication of any amount thereof paid or deposited pursuant to Clause (i) above or Clause (iii) below,

                    (iii) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities without duplication of any amount thereof paid or deposited pursuant to Clause (i) above or Clause
               (ii) above, and

                    (iv) in Dollars, all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

          and

               (2) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.13.

          No such rescission shall affect any subsequent default or impair any right consequent thereon.

          SECTION 6.3 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE

          The Company covenants that if:

               (1) default shall be made in the payment of any installment of interest on any Security or Coupon as and when the same shall become due and payable, and such default shall have continued for the period of grace provided for with respect to such Security or Coupon, as the case may be,

               (2) default shall be made in the payment of the principal of or premium, if any, on any Security as and when the same shall have become due and payable (subject to Clause (3) below), whether at maturity of the Security or upon redemption or by declaration or otherwise, and such default shall have continued for any period of grace provided for with respect to such Security, or

               (3) default shall be made in the payment for any sinking, purchase or analogous fund provided for in respect of any Security as and when the same shall become due and payable, and such default shall have continued for any period of grace provided for with respect to such Security, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities and Coupons, if any, the whole amount then due and payable on such Securities and Coupons, if any, for principal (and premium, if any) and interest, if any, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue installments of interest, if any, at the rate or rates prescribed therefor in such Securities and Coupons, if any, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and Coupons, if any, and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities and Coupons, if any, wherever situated.

          If an Event of Default with respect to Securities and Coupons, if any, of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities and/or Coupons of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          SECTION 6.4  TRUSTEE MAY FILE PROOFS OF CLAIM

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

               (1) to file and prove a claim for the whole amount of principal (and premium, if any) and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

               (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities and/or Coupons or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; PROVIDED that the Trustee may, on the behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official, or be a member of a creditors' or similar committee.

          SECTION 6.5  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
SECURITIES

          All rights of action and claims under this Indenture or the Securities and Coupons, if any, may be prosecuted and enforced by the Trustee without the possession of any of the Securities or Coupons, if any, or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and Coupons, if any, in respect of which such judgment has been recovered.

          SECTION 6.6  APPLICATION OF MONEY COLLECTED

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and Coupons, if any, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

               FIRST: to the payment of all amounts due the Trustee under
          Section 7.7;

               SECOND: to the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities and Coupons, if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and/or Coupons for principal (and premium, if any) and interest, if any, respectively; and

               THIRD: the balance, if any, to the Person or Persons entitled thereto.

          SECTION 6.7  LIMITATION ON SUITS

          No Holder of Securities of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

               (1) an Event of Default with respect to Securities of such series shall have occurred and be continuing and such Holder has previously given written notice to the Trustee of such continuing Event of Default;

               (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series or, in the case of an Event of Default specified in Clause (5) or Clause (6) of Section 6.1, of all series (voting as a class) with respect to which such Event of Default has occurred and is continuing, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

               (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

               (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

               (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series or, in the case of an Event of Default specified in Clause (5) or Clause (6) of Section 6.1, of all series (voting as a class) with respect to which such Event of Default has occurred and is continuing;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture (including without limitation the provisions of Section 6.12) to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

          SECTION 6.8 UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST

          Notwithstanding any other provision in this Indenture, the Holder of any Security or any Coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 4.6) interest, if any, on such Security or Coupon on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

          SECTION 6.9  RESTORATION OF RIGHTS AND REMEDIES

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to and determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          SECTION 6.10  RIGHTS AND REMEDIES CUMULATIVE

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and/or Coupons, if any, in the last paragraph of Section 4.5, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 6.11  DELAY OR OMISSION NOT WAIVER

          No delay or omission of the Trustee or of any Holder of any Securities and/or Coupons to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Subject to the provisions of
Section 6.7, every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          SECTION 6.12  CONTROL BY HOLDERS

          The Holders of not less than a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; PROVIDED that

               (1) such direction shall not be in conflict with any rule of law or with this Indenture;

               (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

               (3) subject to the provisions of Section 7.1, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Trust Officer or Officers of the Trustee, determine that the action so directed would involve the Trustee in personal liability.

          SECTION 6.13  WAIVER OF PAST DEFAULTS

          The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

               (1) in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series or in the payment of any sinking or purchase fund or analogous obligation with respect to the Securities of such series, or

               (2) in respect of a covenant or provision hereof which under Article Ten cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

          Upon any such waiver, such default shall cease to exist with respect to such series, and any Event of Default with respect to such series arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 6.14  UNDERTAKING FOR COSTS

          All parties to this Indenture agree, and each Holder of a Security and/or Coupon by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on any Security or the payment of interest on any Coupon on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

          SECTION 6.15  WAIVER OF USURY, STAY OR EXTENSION LAWS

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                 ARTICLE SEVEN

                                  THE TRUSTEE

          SECTION 7.1    CERTAIN DUTIES AND RESPONSIBILITIES.

          (a)  Except during the continuance of an Event of Default,

               (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

               (1) this Subsection shall not be construed to limit the effect of Subsection (a) or Subsection (b) of this Section;

               (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Trust Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, given pursuant to Section 6.12, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

               (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          SECTION 7.2  NOTICE OF DEFAULTS

          Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit to the Holders of Securities of such series notice as provided in Section 1.6 of such default hereunder known to the Trustee, unless such default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest on any Security of such series or in the payment of any sinking fund installment or analogous obligation with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Trust Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series; PROVIDED FURTHER that in the case of any default of the character specified in Section 6.1(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 90 days after the occurrence of such default. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

          SECTION 7.3  CERTAIN RIGHTS OF TRUSTEE

          Subject to the provisions of Section 7.1:

               (1) the Trustee may rely and shall be protected in acting or refraining from acting in reliance upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note,

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

          coupon, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

               (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

               (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

               (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security and indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

               (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiries or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

               (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or counsel, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or counsel appointed with due care (and, in the case of any agent, with the prior written consent of the Company; and

               (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

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

          SECTION 7.4  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

          SECTION 7.5  MAY HOLD SECURITIES.

          The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities or warrants to purchase Securities and, subject to Sections 7.8 and 7.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

          SECTION 7.6  MONEY HELD IN TRUST.

          Except as provided in Section 1.15, money held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

          SECTION 7.7  COMPENSATION AND REIMBURSEMENT.

          The Company agrees:

               (1) to pay to the Trustee from time to time in Dollars such compensation as shall be agreed to in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

               (2) except as otherwise expressly provided herein, to reimburse the Trustee in Dollars upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

               (3) to indemnify the Trustee in Dollars for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based upon, or measured or determined by, the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest, if any, on particular Securities.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 6.1(5) and Section 6.1(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal, state or foreign bankruptcy, insolvency or other similar law. The provisions of this Section shall survive the termination of this Indenture.

          SECTION 7.8  DISQUALIFICATION; CONFLICTING INTERESTS

          If the Trustee has or shall acquire any conflicting interest, as defined in Section 310(b) of the Trust Indenture Act, with respect to the Securities of any series, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities of that series in the manner and with the effect provided by, and subject to the provisions of, Section 310(b) of the Trust Indenture Act and this Indenture.

          In the event that the Trustee shall fail to comply with the provisions of the preceding sentence with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit, in the manner and to the extent provided in Section 1.6, to all Holders of Securities of that series notice of such failure.

          Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of Section 310(b) of the Trust Indenture Act.

          To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest with respect to the Securities of any series by virtue of being Trustee with respect to the Securities of any particular series of Securities other than that series or any series of securities issued under any subordinated indenture entered into by the Company.

          SECTION 7.9  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY

          There shall at all times be a Trustee for each series of Securities hereunder which shall be either (1) a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal or State authority or (2) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees; in either case having a combined capital and surplus of at least $50,000,000. If such corporation or Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any Person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as trustee for the Securities of any series issued hereunder. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          SECTION 7.10  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 7.11.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 7.11 shall not have been delivered to the resigning Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (d)  If at any time:

               (1) the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act pursuant to Section 7.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security of a series as to which the Trustee has a conflicting interest for at least six months; or

               (2)  the Trustee for a series shall cease to be eligible under
          Section 7.9 and shall fail to resign after written request therefor by the Company or by any Holder of Securities of such series; or

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

               (3)  the Trustee shall become incapable of acting; or

               (4) the Trustee shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 6.14, any Holder who has been a bona fide Holder of a Security for at least six months (and, in the case of Clause (1) above, who is a holder of a Security of a series as to which the Trustee has a conflicting interest) may, on behalf of himself or herself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees with respect to such series, or in the case of Clause (4) above with the respect to all series.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more of or all such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and such successor Trustee or Trustees shall comply with the applicable requirements of Section 7.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 7.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 7.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by giving notice of such event to all Holders of Securities of such series as provided by Section 1.6. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

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

          SECTION 7.11  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR

          (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees cotrustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in Subsection (a) or Subsection (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          SECTION 7.12  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
BUSINESS

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, PROVIDED that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

          SECTION 7.13  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY

          The Trustee is subject to Section 311(a) of the Trust Indenture Act excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to
Section 311(a) of the Trust Indenture Act to the extent indicated therein.

          SECTION 7.14  JUDGMENT CURRENCY

          The Company agrees, to the fullest extent that it may effectively do so under applicable law, that if for the purpose of obtaining a judgment in any court with respect to any obligation of the Company hereunder or under any Security or Coupon, it shall become necessary to convert into any other currency or currency unit any amount in the currency or currency unit due hereunder or under such Security or Coupon, then such conversion shall be made at the Conversion Rate (as defined below) as in effect on the date the Company shall make payment to any Person in satisfaction of such judgment. If pursuant to any such judgment, conversion shall be made on a date other than the date payment is made and there shall occur a change between such Conversion Rate and the Conversion Rate as in effect on the date of payment or distribution, the Company agrees, to the fullest extent that it may effectively do so under applicable law, to pay such additional amounts (if any) as may be necessary to ensure that the amount paid is the amount in such other currency or currency unit which, when converted at the Conversion Rate as in effect on the date of payment or distribution, is the amount then due hereunder or under such Security or Coupon. Any amount due from the Company under this Section 7.14 shall be due as a separate debt and is not to be affected by or merged into any judgment being obtained for any other sums due hereunder or in respect of any Security or Coupon so that in any event the Company's obligations hereunder or under such Security or Coupon will be effectively maintained as obligations in such currency or currency unit. In no event, however, shall the Company be required to pay more in the currency or currency unit stated to be due hereunder or under such Security or Coupon.

          For purposes of this Section 7.14, "Conversion Rate" shall mean, as of any date, for any currency or currency unit into which an amount due hereunder or under any Security or

Coupon is to be converted, the noon buying rate in the other currency or currency unit for that currency or currency unit for cable transfers quoted in New York City on such date as certified for customs purposes by the Federal Reserve Bank of New York. If such rates are not available for any reason with respect to one or more currencies or currency units for which a Conversion Rate is required, the Exchange Rate Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City or in the country of issue of the currency in question, or such other quotations as the Exchange Rate Agent shall deem appropriate. Unless otherwise specified by the Exchange Rate Agent, if there is more than one market for dealing in a currency or currency unit by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency or currency unit shall be that upon which a nonresident issuer of securities designated in such currency or currency unit would, as determined in its sole discretion and without liability on the part of the Exchange Rate Agent, purchase such currency or currency unit in order to make payments in respect of such Securities. If there does not exist a quoted exchange rate in any currency or currency unit (the "First Currency") for another currency unit (the "Second Currency"), then the Conversion Rate for the Second Currency shall be equal to equivalent amount in the First Currency obtained by converting the Specified Amount of each Component Currency of the Second Currency into the First Currency at the Conversion Rate (determined as provided above) for each such Component Currency on such date (or, if the First Currency is a currency unit for which there is no quoted exchange rate in any Component Currency, by converting the Specified Amount of each Component Currency of the Second Currency into the Specified Amount of each Component Currency of the First Currency at the Conversion Rate (determined as provided above) for each such Component Currency on such date).

          SECTION 7.15  APPOINTMENT OF AUTHENTICATING AGENT

          The Company may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue or upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 4.5, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Trustee and shall at all times be a corporation having a combined capital and surplus of not less than the equivalent of $50,000,000 and subject to supervision or examination by Federal, state or District of Columbia authority or the equivalent foreign authority, in the case of an Authenticating Agent who is not organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating

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

Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent; PROVIDED such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Company may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Trustee. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Company may appoint a successor Authenticating Agent which shall be acceptable to the Trustee and shall mail, or cause to be mailed, written notice of such appointment by first-class mail, postage prepaid, to all Holders of Registered Securities, if any, of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section. The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

          If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

          This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.

                                           _____________________________________
                                           as Trustee


                                           By: _________________________________
                                               As Authenticating Agent


                                           By:__________________________________
                                              Authorized [Officer] [Signatory]

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

          If all the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment or other place where the Company wishes to have Securities of such series authenticated upon original issuance, the Company shall appoint in accordance with this Section an Authenticating Agent (which may be an Affiliate of the Company if eligible to be appointed as an Authenticating Agent hereunder) having an office in such Place of Payment or other place designated by the Company with respect to such series of Securities.

                                 ARTICLE EIGHT

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

          SECTION 8.1  COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS

          The Company will furnish or cause to be furnished to the Trustee:

               (1) semiannually, not later than 15 days after each Regular Record Date, a list in such form as the Trustee may reasonably require, of the names and addresses of the Holders of each series of Registered Securities as of the preceding Regular Record Date, as the case may be, and such information concerning the Holders of Bearer Securities which is known to the Company or any Paying Agent other than the Company; PROVIDED, HOWEVER, that the Company and such Paying Agents shall have no obligation to investigate any matter relating to any Holder of a Bearer Security or a Coupon; and

               (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content, such list to be dated as of a date not more than 15 days prior to the time such list is furnished, and such information concerning the Holders of Bearer Securities which is known to the Company or any such Paying Agent; PROVIDED, HOWEVER, that the Company and such Paying Agents shall have no obligation to investigate any matter relating to any Holder of a Bearer Security or a Coupon.

Notwithstanding the foregoing Clauses (1) and (2), at such times as the Trustee is the Security Registrar and Paying Agent with respect to a particular series of Securities, no such list shall be required to be furnished in respect of such series

          SECTION 8.2  PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of each series contained in the most recent list furnished to the Trustee as provided in Section 8.1 and the names and addresses of Holders of each series received by the Trustee in any capacity as Security Registrar or Paying Agent. The

Trustee may destroy any list furnished to it as provided in Section 8.1 upon receipt of a new list so furnished.

          (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.

          SECTION 8.3  REPORTS BY TRUSTEE

          (a) Within 60 days after May 15 of each year commencing with the May 15 following the Issue Date, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act in the manner provided pursuant thereto.

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee in writing when the Securities are listed on any stock exchange.

          SECTION 8.4  REPORTS BY COMPANY

          The Company shall:

               (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or
          Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

               (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time in such rules and regulations;

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               (3)  transmit by mail to all Holders of Securities, in the manner and to the extent provided in the Trust Indenture Act with respect to reports to be transmitted pursuant to the requirements of the Trust Indenture Act, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to Clause (1) or Clause
          (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

               (4) promptly notify the Trustee when any Securities are listed on any stock exchange.

                                 ARTICLE NINE

                 CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

          SECTION 9.1  COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS

          The Company shall not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

               (1) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, and premium, if any, and interest, if any, on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

               (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing; and

               (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          SECTION 9.2  SUCCESSOR PERSON SUBSTITUTED

          Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 9.1, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if

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such successor Person had been named as the Company herein; and in the event of any such conveyance or transfer, the Company (which term shall for this purpose mean the Person named as the "Company" in the first paragraph of this instrument or any successor Person which shall have theretofore become such in the manner prescribed in Section 9.1) shall be discharged from all liability under this Indenture and in respect of the Securities and may be dissolved and liquidated. In the event of any such conveyance or transfer, the Company as the predecessor Person shall be relieved of all such obligations and may be dissolved, wound-up or liquidated at any time thereafter.

                                  ARTICLE TEN

                            SUPPLEMENTAL INDENTURES

          SECTION 10.1  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS

          Without the consent of any Holders, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

               (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities;

               (2) to add to the covenants of the Company, or to surrender any right or power herein conferred upon the Company, for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series).

               (3) to add any additional Events of Default with respect to all or any series of the Securities (and, if such Event of Default is applicable to less than all series of Securities, specifying the series to which such Event of Default is applicable);

               (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; to change or eliminate any restrictions on the payment of principal of or any premium or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations; PROVIDED that any such addition or change shall not adversely affect the interests of the Holders of Securities of any series or any related Coupons in any material respect;

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               (5)  to change or eliminate any of the provisions of this
          Indenture; PROVIDED that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is adversely affected by such change in or elimination of such provision;

               (6) to establish the form or terms of Securities of any series as permitted by Sections 2.2 and 3.1;

               (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.11(b);

               (8) if allowed under applicable laws and regulations, to permit payment in the United States of principal, premium or interest on Bearer Securities or Coupons, if any;

               (9) to provide for the issuance of uncertificated Securities of one or more series in addition to or in place of certificated Securities;

               (10) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein PROVIDED such other provision as may be made shall not adversely affect the interests of the Holders of outstanding Securities of any series in any material respect;

               (11) to make any other provisions with respect to matters or questions arising under this Indenture; PROVIDED such other provisions as may be made shall not adversely affect the interests of the Holders of outstanding Securities of any series in any material respect; or

               (12) to secure the Securities of any or all series.

          SECTION 10.2  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS

          With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected by such supplemental indenture (acting as one class), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each outstanding Security affected thereby,

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               (1)  change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
          Section 6.2, or change any Place of Payment where, or the currency, currencies or currency unit or units in which, any Security or the principal, any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or affect adversely the terms, if any, of conversion of any Security into shares or other securities of the Company or of any other corporation,

               (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture,

               (3) change any obligation of the Company, with respect to Outstanding Securities of a series, to maintain an office or agency in the places and for the purposes specified in Section 11.2 for such series, or

               (4) modify any of the provisions of this Section or Section 6.13, except to increase any such percentage or to provide with respect to any particular series the right to condition the effectiveness of any supplemental indenture as to that series on the consent of the Holders of a specified percentage of the aggregate principal amount of Outstanding Securities of such series (which provision may be made pursuant to Section 2.2 or Section 3.1, as the case may be, without the consent of any Holder) or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; PROVIDED, HOWEVER, that this Clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Section 7.11(b) and 10.1(7).

          For purposes of this Section 10.2, if the Securities of any series are issuable upon the exercise of warrants, each holder of an unexercised and unexpired warrant with respect to such series shall be deemed to be a Holder of Outstanding Securities of such series in the amount issuable upon the exercise of such warrant. For such purposes, the ownership of any such warrant shall be determined by the Company in a manner consistent with customary commercial practices. The Trustee for such series shall be entitled to rely on an Officers' Certificate as to the principal amount of Securities of such series in respect of which consents shall have been executed by holders of such warrants.

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

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          In connection with any supplemental indenture or waiver under this Article Ten, the Company may, but shall not be obligated to, offer to any Holder who consents to such supplemental indenture, or to all Holders, consideration for such Holder's consent to such supplemental indenture.

          SECTION 10.3  EXECUTION OF SUPPLEMENTAL INDENTURES

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive (in addition to the opinion which the Trustee is entitled to receive pursuant to Section 2.2), and (subject to Section 7.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

          SECTION 10.4  EFFECT OF SUPPLEMENTAL INDENTURES

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby, unless it makes a change described in any of Clauses (1) through (4) of Section 10.2, in which case, the supplemental indenture shall bind only each Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security; PROVIDED that any such waiver shall not impair or affect the right of any Holder to receive payment of principal and premium of and interest on a Security, on or after the respective dates set for such amounts to become due and on or after such respective dates.

          SECTION 10.5  CONFORMITY WITH TRUST INDENTURE ACT

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

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          SECTION 10.6  REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES

          Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                ARTICLE ELEVEN

                                   COVENANTS

          SECTION 11.1  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST

          The Company covenants and agrees for the benefit of each series of Securities and Coupons, if any, that it will duly and punctually pay the principal of (and premium, if any, on) and interests if any, on the Securities and Coupons, if any, of that series in accordance with the terms of the Securities and Coupons, if any, of such series and this Indenture.

          SECTION 11.2  MAINTENANCE OF OFFICE OR AGENCY

          If Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for such series an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. If Securities of a series are issuable as both Registered or Bearer Securities or only as Bearer Securities, the Company will maintain (1) in the Borough of Manhattan, The City of New York, an office or agency where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related Coupons may be presented or surrendered for payment in the circumstances described in the proviso contained in the last sentence of this first paragraph of Section 11.2 (and not otherwise), (2) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related Coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of that series pursuant to Section 11.5); PROVIDED, HOWEVER, that if the Securities of that series are listed on any stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in any required city located outside the United States, so long as the Securities of that series are listed on such exchange, and (3) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States, an

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

office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee and the Holders of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of Securities of that series may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related Coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to Section 11.5) at the London office of the Trustee (or an agent with a London office appointed by the Trustee and acceptable to the Company), and the Company hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands. No payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; PROVIDED, HOWEVER, that, if the Securities of a series are denominated and payable in Dollars, payment of principal of and any premium and interest on any Bearer Security (including any additional amounts payable on Securities of such series pursuant to Section 11.5) shall be made at the office of the Company's Paying Agent in the Borough of Manhattan, The City of New York, if (but only if) payment in Dollars of the full amount of such principal, premium, interest or additional amounts, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

          The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee and the Holders of any such designation or rescission and of any change in the location of any such other office or agency.

          SECTION 11.3  MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST

          If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any, on) or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the relevant currency (or a sufficient number of currency units, as the case may be) sufficient to pay the principal (and premium, if any, on) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

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

          Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, at or prior to the opening of business on each due date of the principal of (and premium, if any, on) or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

               (1) hold all sums held by it for the payment of the principal of (and premium, if any, on) or interest, if any, on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

               (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in making of any payment of principal (and premium, if any, on) or interest, if any, on the Securities of that series; and

               (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any, on) or interest, if any, on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security and Coupons, if any, shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense and at the direction of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified herein, which

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

shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          The Company initially authorizes the Trustee to act as Paying Agent for the Securities on its behalf. The Company may at any time and from time to time authorize one or more Persons to act as Paying Agent in addition to or in place of the Trustee with respect to any series of Securities issued under this Indenture.

          SECTION 11.4  STATEMENT BY OFFICERS AS TO DEFAULT

          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year if any Securities are outstanding under this Indenture, a written certificate signed by the chairman, chief executive officer, the chief financial officer, the chief accounting officer of the Company or any person acting in a similar capacity, stating that:

               (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his or her supervision;

               (2) to his or her knowledge, based on such review, the Company has fulfilled all its obligations, and has complied with all conditions and covenants, under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, condition or covenant, specifying each such default known to him or her and the nature and status thereof.

For purposes of this Section 11.4, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

          SECTION 11.5  ADDITIONAL AMOUNTS

          If the Securities of a series provide for the payment of additional amounts, the Company will pay to the Holder of any Security of such series or any related Coupon additional amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or payment of any related Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

          If the Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the

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Company's Paying Agent or Paying Agents, if other than the Trustee, with an
Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series or any related Coupons who are United States Aliens (as defined in such Securities) without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such Payments to such Holders of Securities or Coupons and the Company will pay to the Trustee or such Paying Agent the additional amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

                                ARTICLE TWELVE

                           REDEMPTION OF SECURITIES

          SECTION 12.1  APPLICABILITY OF ARTICLE

          The Company may reserve the right to redeem and pay before Stated Maturity all or any part of the Securities of any series, either by optional redemption, sinking or purchase fund or analogous obligation or otherwise, by provision therefor in the form of Security for such series established and approved pursuant to Section 2.2 or Section 3.1, as the case may be, and on such terms as are specified in such form or in the Board Resolution or indenture supplemental hereto with respect to Securities of such series as provided in
Section 2.2 or Section 3.1, as the case may be. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section
2.2 or Section 3.1, as the case may be, for Securities of any series) in accordance with this Article.

          SECTION 12.2  ELECTION TO REDEEM; NOTICE TO TRUSTEE

          If the Company shall desire to exercise the right to redeem all, or, as the case may be, any part of the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notifying the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities (1) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (2) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

          SECTION 12.3  SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED

          If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. Unless otherwise provided in the terms of a particular series of Securities, the portions of the principal of Securities so selected for partial redemption shall be equal to the minimum authorized denomination of the Securities of such series, or an integral multiple thereof, and the principal amount which remains outstanding shall not be less than the minimum authorized.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

          SECTION 12.4  NOTICE OF REDEMPTION

          Notice of redemption shall be given not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, as provided in Section 1.6.

          Each such notice of redemption shall specify the Redemption Date, the Redemption Price, the Place or Places of Payment, that the Securities of such series are being redeemed at the option of the Company pursuant to provisions contained in the terms of the Securities of such series or in a supplemental indenture establishing such series, if such be the case, together with a brief statement of the facts permitting such redemption, that on the Redemption Date the Redemption Price will become due and payable upon each Security redeemed, that payment will be made upon presentation and surrender of the applicable Securities, that all Coupons, if any, maturing subsequent to the date fixed for redemption shall be void, that any interest accrued to the Redemption Date will be paid as specified in said notice, that the redemption is pursuant to the sinking fund, if such is the case, and that on and after said Redemption Date any interest thereon or on the portions thereof to be redeemed will cease to accrue unless the Company shall default in the payment of the Redemption Price (including any applicable accrued interest). If less than all the Securities of any series are to be redeemed, the notice of redemption shall specify the registration and, if any, CUSIP, ISIN or Common Code numbers of the Securities of such series to be redeemed, and, if only Bearer Securities of any series are to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities, the last date on which exchanges of Bearer Securities for Registered Securities not subject to redemption may be made. In case any Security of any series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the Redemption Date, upon surrender of such Security and any Coupons appertaining thereto, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof and with appropriate Coupons will be issued, or, in the case of Registered Securities providing appropriate space for such notation, at the option of the Holders, the Trustee, in lieu of delivering a new Security or Securities as aforesaid, may make a notation on such Security of the payment of the redeemed portion thereof.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

          SECTION 12.5  DEPOSIT OF REDEMPTION PRICE

          On or before 11:00 a.m. on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own paying Agent, segregate and hold in trust as provided in Section 11.3) an amount of money in the relevant currency (or a sufficient number of currency units, as the case may be) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

          SECTION 12.6  SECURITIES PAYABLE ON REDEMPTION DATE

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the Coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all Coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except otherwise provided in Section 11.2) and, unless otherwise specified as contemplated by Section 2.2 or Section 3.1, as the case may be, only upon presentation and surrender of Coupons for such interest; PROVIDED FURTHER that, unless otherwise specified as contemplated by Section 2.2 or Section 3.1, as the case may be, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 4.6.

          If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; PROVIDED, HOWEVER, that interest represented by Coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 11.2) and, unless otherwise specified as contemplated by Section 2.2 or Section 3.1, as the case may be, only upon presentation and surrender of those coupons.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

          SECTION 12.7  SECURITIES REDEEMED IN PART

          Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities (with appropriate Coupons) of the same series and Stated Maturity, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered or, in the case of Registered Securities providing appropriate space for such notation, at the option of the Holder, the Trustee, in lieu of delivering a new Security or Securities as aforesaid, may make a notation on such Security of the Payment of the redeemed portion thereof.

                               ARTICLE THIRTEEN

                                 SINKING FUNDS

          SECTION 13.1  APPLICABILITY OF ARTICLE

          The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section 2.2 or Section 3.1, as the case may be, for Securities of such series.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 13.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

          SECTION 13.2  SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES

          The Company (1) may deliver Outstanding Securities (including all unmatured Coupons appertaining thereto) of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; PROVIDED that such Securities have not been previously so credited. Such Securities shall be received and the outstanding principal amount thereof credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

          SECTION 13.3  REDEMPTION OF SECURITIES FOR SINKING FUND

          Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 13.2 and will also deliver to the Trustee any Securities (including all unmatured Coupons appertaining thereto) to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 12.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 12.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 12.6 and 12.7.

                               ARTICLE FOURTEEN

                       MEETINGS OF HOLDERS OF SECURITIES

          SECTION 14.1  PURPOSES FOR WHICH MEETINGS MAY BE CALLED

          A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

          SECTION 14.2  CALL, NOTICE AND PLACE OF MEETINGS

          (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 14.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London, as the Trustee shall determine.

Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.6, not less than 20 nor more than 180 days prior to the date fixed for the meeting; PROVIDED, HOWEVER, that publication shall occur at least twice, with each publication to be not less than 20 nor more than 180 days prior to the date fixed for the meeting.

          (b) In case at any time the Company, by or pursuant to a Board Resolution, or the Holders of at least 25% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in
Section 14.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 20 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in London, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in Subsection (a) of this Section.

          SECTION 14.3  PERSONS ENTITLED TO VOTE AT MEETINGS

          To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

          SECTION 14.4  QUORUM; ACTION

          The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 14.2(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened.

          Except as limited by the proviso to Section 10.2, and subject to the provisions described in the next succeeding paragraph, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; PROVIDED, HOWEVER, that any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is equal to or less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series. Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related Coupons, whether or not present or represented at the meeting.

          With respect to any consent, waiver or other action which this Indenture expressly provides may be given by the Holders of a specified percentage of Outstanding Securities of all series affected thereby (acting as one class), only the principal amount of Outstanding Securities of any series represented at a meeting or adjourned meeting duly reconvened at which a quorum is present, held in accordance with this Section, and voting in favor of such action, shall be counted for purposes of calculating the aggregate principal amount of Outstanding Securities of all series affected thereby favoring such action.

          SECTION 14.5 DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS

          (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.4 and the appointment of any proxy shall be proved in the manner specified in
Section 1.4 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by
Section 1.4 to certify to the holder of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.4 or other proof.

          (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 14.2(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the outstanding Securities of such series represented at the meeting.

          (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 (or the equivalent thereof) principal amount of the Outstanding Securities of such series held or represented by him; PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

          (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 14.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

          SECTION 14.6  COUNTING VOTES AND RECORDING ACTION OF MEETINGS

          The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 14.2 and, if applicable, Section 14.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                             APEX SILVER MINES LIMITED


                                             By  ___________________________
[SEAL]

Attest:


____________________________


                                             ______________________________
                                             as Trustee,


                                             By  ___________________________
[SEAL]

Attest:

____________________________

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )

          On the _____ day of _________, _____, before me personally came __________________, to me known, who, being by me duly sworn, did depose and say that he is a __________________ of APEX SILVER MINES LIMITED, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                             ___________________________________
                                               Notary Public
                                             Notary Public, State of New York
                                             No. _________
                                             Qualified in _________
                                             Commission Expires _________


STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )

          On the ____ day of _________, ____, before me personally came __________________, to me known, who, being by me duly sworn, did depose and say that he is a _______________________ of _________, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                             ___________________________________
                                               Notary Public
                                             Notary Public, State of New York
                                             No. _________
                                             Qualified in _________
                                             Commission Expires _________

                                   EXHIBIT A

                                  [RESERVED]

                                   EXHIBIT B

                           [FORMS OF CERTIFICATION]

                                  EXHIBIT B.1

                      [FORM OF CERTIFICATE TO BE GIVEN BY
                  PERSON ENTITLED TO RECEIVE BEARER SECURITY]

                                  CERTIFICATE
                           APEX SILVER MINES LIMITED

                    [INSERT TITLE OR SUFFICIENT DESCRIPTION
                        OF SECURITIES TO BE DELIVERED]

          This is to certify that the above-captioned Securities are not being acquired by or on behalf of a United States person, or for offer to resell or for resale to a United States person or any person inside the United States, or, if a beneficial interest in the Securities is being acquired by a United States person, that such United States person is a financial institution as defined in
Section 1.165-12(c)(1)(v) of the United States Treasury Regulations, or is acquiring through a financial institution, and that the Securities were held by a financial institution that has agreed to comply with the requirements of
Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder and that it is not purchasing for offer to resell or for resale inside the United States.

          As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States, or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source, and "United States" means the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

          We undertake to advise you by telex if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Securities in bearer form as to all such Securities.

                                     B-1-1

          We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated: _____________, ____
[To be dated on or after
_____________,____ the date
determined as provided in the
Indenture]

                                    [Name of Person Entitled to Receive
                                    Bearer Security]


                                    ____________________________________
                                           (Authorized Signatory)
                                    Name:
                                    Title:

                                     B-1-2

                                  EXHIBIT B.2

                      [FORM OF CERTIFICATE TO BE GIVEN BY
                              EUROCLEAR AND CEDEL
                     IN CONNECTION WITH THE EXCHANGE OF A
                    PORTION OF A TEMPORARY GLOBAL SECURITY]

                                  CERTIFICATE

                           APEX SILVER MINES LIMITED


                    [INSERT TITLE OR SUFFICIENT DESCRIPTION
                        OF SECURITIES TO BE DELIVERED]


          This is to certify with respect to $_________ principal amount of the above-captioned Securities (i) that we have received from each of the persons appearing in our records as persons entitled to a portion of such principal amount (our "Qualified Account Holders") a certificate with respect to such portion substantially in the form attached hereto and (ii) that we are not submitting herewith for exchange any portion of the temporary global Security representing the above-captioned Securities excepted in such certificates.

          We further certify that as of the date hereof we have not received any notification from any of our Qualified Account Holders to the effect that the statements made by such Qualified Account Holders with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

Date: _____________, ____
[To be dated no earlier than
The Exchange Date]

                              [MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK, BRUSSELS OFFICE,
                              as Operator of the Euroclear System]
                              [CEDEL]


                              By  ____________________________________

                                     B-2-1

                                  EXHIBIT B.3

                      [FORM OF CERTIFICATE TO BE GIVEN BY
                              EUROCLEAR AND CEDEL
                 TO OBTAIN INTEREST PRIOR TO AN EXCHANGE DATE]

                                  CERTIFICATE

                           APEX SILVER MINES LIMITED


            [INSERT TITLE OR SUFFICIENT DESCRIPTION OF SECURITIES]


          We confirm that the interest payable on the Interest Payment Date on [Insert Date] will be paid to each of the persons appearing in our records as being entitled to interest payable on such date from whom we have received a written certification, dated not earlier than such Interest Payment Date, substantially in the form attached hereto. We undertake to retain certificates received from our member organizations in connection herewith for four years from the end of the calendar year in which such certificates are received.

          We undertake that any interest received by us and not paid as provided above shall be returned to the Trustee for the above Securities immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid by such Trustee to the above issuer at the end of two years after such Interest Payment Date.

Date: _______________, ____
[To be dated on or after the
relevant Interest Payment Date]

                              [MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK, BRUSSELS OFFICE,
                              as Operator of the Euroclear System]
                              [CEDEL]


                              By ___________________________________

                                     B-3-1

                                  EXHIBIT B.4

             [FORM OF CERTIFICATE TO BE GIVEN BY BENEFICIAL OWNERS
                 TO OBTAIN INTEREST PRIOR TO AN EXCHANGE DATE]

                                  CERTIFICATE

                           APEX SILVER MINES LIMITED


                          [INSERT TITLE OR SUFFICIENT
                          DESCRIPTION OF SECURITIES]


          This is to certify that as of the Interest Payment Date on [Insert Date] and except as provided in the third paragraph hereof, the above-captioned Securities held by you for our account are not beneficially owned by a United States person, and have not been acquired by or on behalf of a United States person, or for offer to resell or for resale to a United States person or any person inside the United States, or, if any of such Securities held by you for our account are beneficially owned by a United States person, (i) such United States person is a financial institution within the meaning of Section 1.165-12(c)(1)(v) of the United States Treasury Regulations purchasing for its own account or has acquired such Securities through a financial institution and (ii) such Securities are held by a financial institution that has agreed to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder and that it did not purchase for offer to resell or for resale inside the United States.

          As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source, and "United States" means the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

          This certificate excepts and does not relate to U.S. $______________ principal amount of the above-captioned Securities appearing in your books as being held for our account as to which we are not yet able to certify and as to which we understand interest cannot be credited unless and until we are able to so certify.

                                     B-4-1

          We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Date: _____________, ____
[To be dated on or after
the 15th day before the
relevant Interest Payment Date]

                              [Name of Person Entitled to Receive Interest]


                              _____________________________________
                                     (Authorized Signature)
                              Name:
                              Title:

                                     B-4-2

                                  EXHIBIT B.5

                      [FORM OF CONFIRMATION TO BE SENT TO
                       PURCHASERS OF BEARER SECURITIES]


          By your purchase of the securities referred to in the accompanying confirmation (the "Securities"):

          You represent that you are not a United States person or, if you are a United States person, you are a financial institution as that term is defined in
Section 1.165-12(c)(1)(v) of the United States Treasury Regulations, or are acquiring through a financial institution, and that the Securities will be held by a financial institution that agrees to comply with the requirements of
Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder and are not purchasing the Securities on behalf of any United States person other than such a financial institution or for offer to resell or for resale inside the United States.

          If you are a dealer, (a) you also represent that you have not offered, sold or delivered, and agree that you will not offer, sell, resell or deliver, any of such Securities, directly or indirectly, in the United States or to any United States person other than such a financial institution and (b) you agree that you will deliver to all purchasers of such Securities from you a written statement in this form.

          As used herein, "United States" means the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction and "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States and an estate or trust the income of which is subject to United States Federal income taxation regardless of its source.

                                     B-5-1